STOCK FUNDS SEMI-ANNUAL REPORT

                               DECEMBER 31, 1996




                         A FAMILY OF 100% NO-LOAD FUNDS

                         DEVELOPING MARKETS GROWTH FUND
                             SMALL CAP GROWTH FUND
                           INTERNATIONAL GROWTH FUND
                              MID CAP GROWTH FUND
                             LARGE CAP GROWTH FUND
                                 BALANCED FUND


                                     [LOGO]

                                SIT MUTUAL FUNDS


                         A LOOK AT THE SIT MUTUAL FUNDS


     The Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.2 billion for some of America's largest corporations, foundations and endowments.

     The Sit Mutual Funds is comprised of eleven 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:

          * Free telephone exchange
          * Dollar-cost averaging through automatic investment plan
          * Electronic transfer of funds for purchases and redemptions
          * Free check-writing privileges on bond funds
          * Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              SIT FAMILY OF FUNDS

STABILITY:             INCOME:                     GROWTH & INCOME:     GROWTH:
Safety of principal    Increased income            Long-term capital    Long-term capital
and current income                                 appreciation and     appreciation
                                                   income

Money Market           Bond                        Large Cap Growth     Developing Markets Growth
                       Minnesota Tax-Free Income   Balanced             Small Cap Growth
                       Tax-Free Income                                  International Growth
                       U.S. Government Securities                       Mid Cap Growth



                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE

       Chairman's Letter..............................................        2

       Performance Review.............................................        4

       Fund Reviews and Portfolios of Investment

             Developing Markets Growth Fund...........................        6

             Small Cap Growth Fund....................................       10

             International Growth Fund................................       14

             Mid Cap Growth Fund......................................       18

             Large Cap Growth Fund....................................       22

             Balanced Fund............................................       26

       Notes to Portfolios of Investments.............................       31

       Statements of Assets and Liabilities...........................       32

       Statements of Operations.......................................       33

       Statements of Changes in Net Assets............................       34

       Notes to Financial Statements..................................       36

       Financial Highlights...........................................       41





         This document must be preceded or accompanied by a Prospectus.



SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - DECEMBER 31, 1996

[PHOTO]

Dear Fellow Shareholders,

     Most global equity markets recorded strong results during the calendar year ended December 31, 1996. Despite higher U.S. interest rates in 1996, domestic stocks advanced on positive economic momentum, healthy corporate earnings growth, generally contained inflation and large capital flows into equity mutual funds.

Economic Overview

     The U.S. economy finished on a strong note in 1996, as fourth quarter real GDP rose at a +4.7% annual rate, which was considerably higher than our forecast. This resulted in a 1996 calendar growth rate of +2.5%, which was in line with our expectations. Despite weak initial retail reports, personal consumption expenditures contributed significantly to fourth quarter growth. Surprisingly, net exports contributed a similar amount, even though the U.S. dollar strengthened during the fourth quarter. On the consumer side, real final sales rose +4.9%, which reflects the strong and stable levels of consumer income and spending during most of 1996. More recently, however, consumer spending has decelerated, while savings rates have increased. Purchasing activity in the manufacturing sector also implies modest expansionary conditions at the present time. Outside the U.S., the dollar's higher value could impact trade prospects, but we believe that U.S. exports will remain reasonably competitive in the near term. We are projecting an approximate +2.9% economic growth rate for 1997, although the quarterly pattern of growth will not likely be smooth.

     With respect to inflation, it remains tolerable at the consumer level, with the latest year-over-year increase in the CPI showing a +3.3% increase. Food and energy prices have risen, although we believe this was largely the result of seasonal factors. Excluding these items, the "core" rate of inflation remains at +2.6%. At the producer level, prices paid for finished goods rose +2.8% according to the PPI. Looking ahead, commodity price pressures, particularly in grains, appear well contained. Energy prices, which increased strongly in 1996, should also decelerate, particularly in the natural gas area where prices have become decoupled with storage levels. On the wage front, the recent Employment Cost Index report was positive, although we are monitoring changes in salaries and benefits closely, since they appear to be in a bottoming trend. In 1997, we are forecasting consumer inflation of approximately +3.2%.

     Fiscal policy will also be a significant factor to 1997's investment environment. Several important fiscal policy issues lie ahead such as the balanced budget proposal and major entitlement reform, including possible revisions to the CPI that could save up to $1 trillion in government expenditures over 12 years. Social security reform is on the agenda with three possible plans for modification being advanced by an advisory council. President Clinton has also stated that education will be his major priority in 1997; however, we believe that initiatives in this area must consider the broader fiscal policy issues. Immediately following November's elections, Republicans and Democrats emphasized bipartisanship as a necessary element of substantive reforms. Financial markets will be watching closely as the 105th Congress begins the budget process. Through the first three months of fiscal 1997, the federal deficit was slightly higher than in 1996, but most estimates call for a stable deficit in 1997 in the $120-130 billion range.

     Given our expectations for continued moderate economic growth and contained inflation in 1997, we expect that the Federal Reserve will maintain the neutral policy stance that has been in place for several months but with a bias toward restraint. Long-term bond yields are expected to remain within a fairly narrow trading range in 1997. Even though 30-year U.S. Treasury yields rose by nearly 30 basis points in December, they have receded and are presently at the 6 3/4% level. From this level, we believe rates should remain fairly stable in the near term, and we are calling for a 6 1/2-7% range for the first half of the year. On the short end of the curve, rates could edge slightly higher if the Fed increases the fed funds rate, but we believe that a single rate adjustment might not significantly drive long-term rates higher.

     Stable U.S. interest rates will also be important to international equity returns. The U.S. dollar rose strongly during the fourth quarter, particularly against the Japanese yen and the German mark. Real interest rate differentials and structural reforms within each of these markets appear to be the primary reasons for the dollar's strength. Unlike 1995, foreign investors were somewhat reluctant to participate in U.S. equity markets, a likely result of strong European and Asian equity market performance. Looking ahead, European monetary authorities continue to have room to lower rates further to stimulate their economies; however, it is expected that the impact of the Maastricht criteria for European union will be detrimental. Japan is currently grappling with structural reforms within its economy and will rely on higher exports due to yen weakness as a means of stimulating growth.

Equity Investment Strategy

     We believe the fundamental underpinnings necessary for the outperformance of financial assets remain intact. Given the strong returns of 1995 and 1996, domestic equity performance should be more in line with historical norms in 1997. The domestic equity market appears fairly valued at the present time on the basis of price relative to sales, cash flow and earnings. The S&P 500 Index's valuation at 19 times estimated calendar 1997 earnings is consistent with prior periods of moderate growth and low inflation, but its recent strength suggests that a cyclical correction may be in order over the near term.

     Although growth stocks underperformed slightly during the fourth quarter, we believe the investment environment in 1997 will be favorable for growth stock investing. The moderate economic growth we are forecasting should translate into decelerating earnings growth for the companies in the S&P 500 Index, enhancing the relative attractiveness of companies that can provide consistently high rates of earnings growth.

     In the domestic growth funds, we are maintaining modest amounts of opportunity cash reserves in light of the market's recent momentum. We will continue to emphasize investments in technology and health care as avenues for superior earnings growth, and these sectors have begun to perform increasingly well thus far in 1997. Given our forecasts, we also may look to increase our exposure to financial services stocks should growth slow measurably early in the year. Investment themes we are pursuing continue to include productivity-enhancing companies and the outsourcing of business and health care services. Sentiment in the semiconductor and biotechnology sectors also is improving and could provide future opportunities.

     The international growth funds continue to emphasize growth opportunities on a global and regional scale. We are modestly expanding our exposure to European growth companies that stand to benefit from corporate restructuring or that have dominant positions in global markets. We are also hedging the German mark as a means of protecting these positions. Asian equities remain the funds' primary investment focus, and we are bullish on investments in Hong Kong, Singapore and Taiwan, particularly as China continues to develop as a global economic power. Latin American equities should also be bolstered by favorable valuations and improving economic fundamentals.

     We appreciate your continued interest and support as shareholders in the Sit Mutual Funds. We continue to strive to provide superior results for obtaining your investment goals.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman & Chief Investment Officer



SIT MUTUAL FUNDS
DECEMBER 31, 1996 PERFORMANCE REVIEW - STOCK FUNDS

Stock Funds Review

    Domestic stocks performed strongly during the fourth quarter ended December 31, 1996, amid continued indications of moderate growth and healthy corporate earnings. Investor enthusiasm was also bolstered by November's election results and the perception of increased bipartisanship in Washington. Momentum continued to favor large company stocks, as the DJIA surged +10.2% and the S&P 500 Index rose +8.3% during the quarter. In fact, nearly one-third of the S&P 500 Index's +23.0% return in 1996 was provided by the ten largest companies in the index. Medium and smaller-sized companies also performed positively during the quarter, as seen in the +6.1% rise in the S&P Midcap 400 Index and the +5.2% advance in the Russell 2000 Index.

    Generally declining interest rates and rising energy prices, particularly for oil, sparked an acceleration in the typically value-oriented financial services and energy sectors. For these reasons, growth stocks lagged value stocks in varying degrees across all capitalization ranges during the quarter. However, growth-oriented stocks in the consumer, pharmaceutical and technology sectors did perform well on advances in earnings and price-earnings multiple expansion. For calendar 1996, large cap growth stocks outperformed value stocks by approximately +2.4%, led by technology issues. Energy issues performed most positively in the medium and small cap groups during the year. Given our expectations for moderate growth again in 1997, we believe that growth stocks will be favorably positioned relative to their value counterparts.

    International markets also provided strong results during the fourth quarter and for the entire year. The Pacific Rim markets, most notably Hong Kong and Malaysia, recorded strong gains during the quarter, and the MSCI Pacific Ex-Japan gained +8.4%. The MSCI EAFE, a broad measure of non-U.S. performance, gained only +1.6% during this time and was considerably impacted by Japan's -11.5% decline in U.S. dollar terms, which was the result of several proposals for structural reform. Europe also performed strongly, and the MSCI Europe Index rose +9.6%. In 1996, the MSCI Europe, Pacific Ex-Japan and EAFE Indices rose +21.1%, +20.5% and +6.1%, respectively.

                          TOTAL RETURN - CALENDAR YEAR

                                               1985        1986        1987            1988        1989          1990         1991

    SIT DEVELOPING MARKETS GROWTH              ----         ----       ----             ----        ----          ----        ----
       (NASDAQ Symbol: SDMGX)

    SIT SMALL CAP GROWTH                       ----         ----       ----             ----        ----          ----        ----
       (NASDAQ Symbol: SSMGX)

    SIT INTERNATIONAL GROWTH                   ----         ----       ----             ----        ----          ----      4.10%(1)
       (NASDAQ Symbol: SNGRX)

    SIT MID CAP GROWTH                        43.65%       10.33%      5.50%          9.77%        35.15%       -2.04%      65.50
       (NASDAQ Symbol: NBNGX)

    SIT LARGE CAP GROWTH                      23.48        21.83       5.32           5.33         32.02        -2.37       32.72
       (NASDAQ Symbol: SNIGX)

    SIT BALANCED                               ----         ----        ----            ----        ----          ----       ----

    MSCI EMERGING MARKETS FREE INDEX(2)        ----         ----        ----            ----        ----          ----       ----
    RUSSELL 2000 INDEX(3)                      ----         ----        ----            ----        ----          ----       ----
    EAFE INDEX(4)                              ----         ----        ----            ----        ----          ----       0.26
    NASDAQ OTC COMPOSITE INDEX                31.36        7.36       -5.26            15.41       19.26       -17.80       56.84
    S&P 500 INDEX                             31.60        18.64       5.28            16.55       31.61        -3.05       30.46



[WIDE TABLE CONTINUED FROM ABOVE]

                                             1992         1993         1994         1995         1996

    SIT DEVELOPING MARKETS GROWTH             ----         ----       -2.02%(1)    -4.29%       17.27%
       (NASDAQ Symbol: SDMGX)

    SIT SMALL CAP GROWTH                      ----         ----       11.57(1)     52.16        14.97
       (NASDAQ Symbol: SSMGX)

    SIT INTERNATIONAL GROWTH                 2.69%       48.37%       -2.99         9.36        10.31
       (NASDAQ Symbol: SNGRX)

    SIT MID CAP GROWTH                      -2.14         8.55        -0.47        33.64        21.87
       (NASDAQ Symbol: NBNGX)

    SIT LARGE CAP GROWTH                     4.94         3.15         2.83        31.66        23.05
       (NASDAQ Symbol: SNIGX)

    SIT BALANCED                             ----         ----        -0.33        25.43        15.80

    MSCI EMERGING MARKETS FREE INDEX(2)      ----         ----         2.80        -6.94         3.92
    RUSSELL 2000 INDEX(3)                    ----         ----         4.61        28.45        16.49
    EAFE INDEX(4)                          -12.17        32.56         7.78        11.21         6.05
    NASDAQ OTC COMPOSITE INDEX              15.45        14.75        -3.20        39.92        22.71
    S&P 500 INDEX                            7.64        10.07         1.32        37.58        22.96



                                                            TOTAL RETURN                  AVERAGE ANNUAL TOTAL RETURNS FOR
                                                         QUARTER  SIX MONTHS             THE PERIODS ENDED DECEMBER 31, 1996
                                                          ENDED      ENDED                                                  SINCE
                                          INCEPTION     12/31/96   12/31/96     1 YEAR    3 YEARS    5 YEARS   10 YEARS   INCEPTION

SIT DEVELOPING MARKETS GROWTH              07/01/94      -0.73%      -0.18%      17.27%    ----       ----       ----        3.87%
SIT SMALL CAP GROWTH                       07/01/94      -2.60       -0.12       14.97     ----       ----       ----       30.61
SIT INTERNATIONAL GROWTH                   11/01/91       4.51        3.68       10.31     5.38%     12.26%      ----       12.71
SIT MID CAP GROWTH                         09/02/82       1.81        8.41       21.87    17.47      11.48       15.89%     19.13
SIT LARGE CAP GROWTH                       09/02/82       3.99       10.37       23.05    18.54      12.51       13.09      15.16
SIT BALANCED                               12/31/93       4.28        8.57       15.80    13.13       ----       ----       13.13
MCSI EMERGING MARKETS FREE INDEX (2)                     -0.89       -4.93        3.92     ----       ----       ----       -0.24
RUSSELL 2000 INDEX (3)                                    5.20        5.56       16.49     ----       ----       ----       19.60
EAFE INDEX (4)                                            1.59        1.46        6.05     8.32       8.15       ----        7.92
NASDAQ OTC COMPOSITE INDEX (5)                            5.23        8.95       22.71    18.45      17.10       13.98      14.75
S&P 500 INDEX (5)                                         8.34       11.68       22.96    19.68      15.22       15.28      17.42

(1)Period from Fund inception through calendar year-end.
(2)Figures assume an inception date of 6/30/94.
(3)Figures assume an inception date of 7/1/94.
(4)Figures assume an inception date of 10/31/91.
(5)Figures assume an inception date of 9/2/82.


PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.



SIT DEVELOPING MARKETS GROWTH FUND REVIEW
DECEMBER 31, 1996

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Developing Markets Growth Fund returned -0.18% for the six months ended December 31, 1996, surpassing the MSCI Emerging Market Index return of -4.93%. Investment performance for emerging markets has stagnated during the past two quarters as the flow of funds diminished. The Index was further impacted by the -10.5% decline in South Africa, which represents 11% of the Index. Stock selection in Singapore, Hong Kong and Israel also contributed to the Fund's outperformance.

     The excesses in the Asian emerging markets that led to overheating in 1994 have finally been purged. With a positive liquidity environment, we believe most stock markets in the region have room to rise. Valuation in the region is quite reasonable having contracted steadily over the past three years from the peak of 1993. Our target weighting is 55%, with the more developed markets of Singapore, Hong Kong and Malaysia comprising approximately 25% of the portfolio.

     We are increasing our allocation to Latin America to take advantage of increased fund flows and positive structural changes. More specifically, we recently added a Mexican conglomerate, Grupo Casa Autrey, as well as CTC, the dominant Chilean telecom operator. Brazil remains our largest Latin American weighting at 10%, and our target weighting for the region is 35%.

     We reduced the Fund's holdings in other emerging markets subsequent to year-end. We continue to invest in these markets on a selective, bottom-up basis. During the past quarter we added Telecel, a wireless telephone operator in Portugal.

     Looking forward to 1997, we will continue to focus on three major themes: consumer stocks benefiting from rising per capita consumption; dominant telecom operators; and financial services. Although emerging markets demonstrated rather lackluster performance during the past six months, the rally which began in mid-December has continued well into this year. We are optimistic about these markets, particularly Latin America, which will continue to benefit from excess global liquidity.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.

                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/96:   $10.93 Per Share
                   6/30/96:   $10.95 Per Share

          Total Net Assets:   $10.83 Million



                         PORTFOLIO STRUCTURE - BY REGION
                            (% of total net assets)

                                   [BAR CHART]

                         SIT DEVELOPING MARKETS          MSCI Emerging
                              GROWTH FUND              Markets Free Index

Pacific Basin                     48.0                       50.2

Latin
America                           25.8                       30.1

Africa/
Middle East                        8.9                       13.1

Europe                             5.9                        6.6

Other Assets & Liabilities        11.4                        N/A



                        AVERAGE ANNUAL TOTAL RETURNS*                        CUMULATIVE TOTAL RETURNS*
                        -----------------------------                        -------------------------
                  Developing    Morgan Stanley      Lipper          Developing     Morgan Stanley      Lipper
                   Markets      International      Emerging          Markets        International     Emerging
                   Growth      Emerging Markets     Markets          Growth       Emerging Markets     Markets
                    Fund          Free Index         Index            Fund           Free Index         Index

3 Months           -0.73%          -0.89%            0.79%            -0.73%           -0.89%           0.79%
  (unannualized)
1 Year             17.27            3.92            12.15             17.27             3.92           12.15
Inception           3.87           -0.24             2.68              9.98            -0.60            6.86
  (7/1/94)

* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,00

                                     [GRAPH]


The sum of $10,000 invested at inception (7/1/94) and held until 12/31/96 would have grown to $10,998 in the Fund or $9,940 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

Datacraft Asia Ltd.
Korea Electric Power, A.D.R.
Tadiran Telecom, A.D.R.
Banco Latinoamericano
Cemig, A.D.R.
Teva Pharmaceutical, A.D.R.
Hutchison Whampoa
Bangkok Bank
Panamerican Beverage, Inc.
Malaysian Assurance Alliance

Total number of holdings: 60


SIT DEVELOPING MARKETS GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED)

QUANTITY        NAME OF ISSUER                MARKET VALUE (1)

COMMON & PREFERRED STOCKS (88.6%) (2)
    AFRICA/ MIDDLE EAST (8.9%)
       ISRAEL (7.7%)
        14,700  Home Centers, A.D.R. (Retail)(3)  $    67,987
        10,600  Nice Systems Ltd., A.D.R.
                   (Utilities) (3)                    190,800
        14,000  Tadiran Telecom, A.D.R.
                   (Utilities) (3)                    313,250
         5,200  Teva Pharmaceutical, A.D.R.
                   (Health Care)                      261,300
                                                      -------
                                                      833,337
                                                      -------

    SOUTH AFRICA (1.2%)
         9,800  Morgan Stanley Africa Investment
                   Fund (Multi-Industry)              133,525
                                                      -------

    ASIA (48.0%)
       HONG KONG (6.1%)
        23,000  Citic Pacific Ltd. (Utilities)        133,519
       138,627  First Pacific Co. (Multi-Industry)    180,128
        32,500  Hutchison Whampoa
                   (Multi-Industry)                   255,269
       414,000  Nanjing Panda (Technology)(3)          90,995
                                                      -------
                                                      659,911
                                                      -------

       INDONESIA (3.8%)
       272,000  PT Dynaplast (Consumer
                   Non-Durables)(5)                   151,229
        37,000  PT Modern Photo (Consumer
                   Services)(5)                       117,485
        65,000  PT Ramayana Lestari (Retail)(3)       140,347
                                                      -------
                                                      409,061

       KOREA (5.6%)
        18,900  Korea Electric Power (Utilities)(3)   387,450
        13,000  Kookmin Bank (Banking)                212,400
            62  Samsung Electronics, G.D.R.
                   (Technology)(4)                      2,343
                                                      -------
                                                      602,193
                                                      -------

       MALAYSIA (6.2%)
        57,000  DCB Holdings (Financial)              195,229
         7,000  Genting Berhad (Consumer
                   Services)                           48,228
        44,000 IJM Berhad Corp. (Capital Goods) 103,663 46,000 Malaysian Assurance Alliance
                   (Financial)                        224,035
        27,000  Sime Darby Berhad (Multi-Industry)    106,375
                                                      -------
                                                      677,530
                                                      -------

       PHILIPPINES (6.1%)
       125,625  Ayala Land 'B' (Shelter)           $  143,298
        13,000  Benpres Holdings Corp., G.D.R.
                   (Consumer Services)(3)              97,500
       215,500  DMCI Holdings, Inc. (Shelter)(3)      141,345
        21,645  Manila Electric Company (Utilities)   176,946
         2,100  Philippine Long Distance, A.D.R.
                   (Utilities)                        107,100
                                                      -------
                                                      666,189
                                                      -------

       SINGAPORE (10.8%)
        13,000  Cerebos Pacific Ltd. (Consumer
                   Non-Durables)                       96,620
        17,200  City Developments (Shelter)           154,877
        61,000  Clipsal Industries (Capital
                   Goods) (4)                         222,040
       234,000 Datacraft Asia Ltd. (Technology) 390,780 330,000 Informatics Holdings (Consumer
                   Services) (3)                      149,753
        14,000  United Overseas Bank (Financial)      156,078
                                                    ---------
                                                    1,170,148
                                                    ---------

       TAIWAN (2.1%)
         4,754    President Enterprises, G.D.R.
                   (Consumer Non-Durables)
                   (3)(4)                              85,579
        14,280  Yageo, G.D.R. (Technology)(3)         144,585
                                                      -------
                                                      230,164
                                                      -------

       THAILAND (7.3%)
         9,000  Advanced Info Services
                   (Technology)                        76,503
         8,000  Ban Pu Coal (Energy)                  148,483
        25,100  Bangkok Bank (Financial)              242,720
        14,000  Grammy Entertainment
                   (Consumer Services)(3)             159,401
        22,700  Krung Thai Bank (Financial)            43,814
        28,000  Siam Makro (Retail)                   117,913
                                                      -------
                                                      788,834
                                                      -------

    EUROPE (5.9%)
       CZECH REPUBLIC (1.1%)
         1,000  SPT Telecom (Utilities)(3)            122,169
                                                      -------

       NETHERLANDS (1.8%)
         3,279  Ceteco Holdings, A.D.S. (Retail)(4)   188,903
                                                      -------

       POLAND (0.6%)
       141,000  Pan Smak Pizza (Consumer
                   Non-Durables)(3)(5)                 62,802
                                                      -------

    PORTUGAL (2.4%)
         7,100 Portugal Telecom, A.D.R.
                   (Utilities)                      $ 200,575
         1,000  Telecel, A.D.S. (Utilities) (3)(4)     63,910
                                                       ------
                                                      264,485
                                                      -------

    LATIN AMERICA (25.8%)
       BRAZIL (9.5%)
       285,000  Brahma (Preferred) (Consumer
                   Non-Durables)                      155,789
         8,980  Cemig, A.D.R. (Utilities) (3)(4)      303,075
        81,000  Makro Brazil (Retail) (3)              52,228
         2,200  Telebras, A.D.R. (Utilities)          168,300
     2,250,000  Telecom Brasileiras, S.A.
                   (Utilities)                        161,317
        15,000  TV Filme, Inc. (Consumer
                   Services) (3)                      191,250
                                                      -------
                                                    1,031,959
                                                    ---------

       CHILE (4.8%)
         2,000  Compania Telecom Chile, A.D.R.
                   (Utilities)                        202,250
         4,300  Enersis, A.D.R. (Utilities)           119,325
         8,700  Santa Isabel, A.D.S. (Retail)         196,838
                                                      -------
                                                      518,413
                                                      -------

       MEXICO (4.9%)
         7,700  Controladora Comercial, A.D.R.
                   (Retail) (3)                       137,638
         8,000  Grupo Casa Autrey, A.D.R.
                   (Consumer Non-Durables)            156,000
         4,900  Panamerican Beverage, Inc.
                   (Consumer Non-Durables)            229,688
                                                      -------
                                                      523,326
                                                      -------

       PANAMA (2.8%)
         6,000  Banco Latinoamericano
                   (Financial)                        304,500
                                                      -------

       PERU (3.8%)
         6,300  Credicorp, A.D.R. (Financial)         116,550
       166,665  Luz Del Sur (Utilities) (3)           200,394
         5,000  Telefonica Del Peru, A.D.R.
                   (Utilities) (3)                     94,377
                                                       ------
                                                      411,321
                                                      -------

Total common and preferred stocks
   (cost:  $8,284,296)                              9,598,770
                                                    ---------

SHORT-TERM SECURITIES (10.6%)
       350,000  Ford Motor Credit Corp.,
                   5.55%, 1/8/97                  $   349,622
       350,000  General Motors Accept. Corp.,
                   5.78%, 1/6/97                      349,719
       451,000  Household Finance Corp.
                   6.00%, 1/3/97                      450,850
                                                      -------
Total short-term securities
   (cost:  $1,150,191)                              1,150,191
                                                    ---------
Total investments in securities
   (cost:  $9,434,487) (7)                       $ 10,748,961
                                                 ============

See accompanying notes to portfolios of investments on page 31.




SIT MID CAP GROWTH FUND REVIEW

December 31, 1996

[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit Small Cap Growth Fund achieved a +15.0% total return during the year ended December 31, 1996. The Fund's 1996 performance once again exceeded the long-term average historical return for small cap stocks but was considerably below 1995's unsustainable pace. Since the Fund's inception in July 1994, it has recorded an annualized total return of +30.6%. During the fourth quarter, the Fund's performance trailed the benchmark indices as high-growth companies, in general, provided below-average results. However, we believe the fundamental characteristics of the companies in the Fund's portfolio will continue to offer above-average potential.

     The most significant portfolio changes made during the quarter included increases in financial services, energy and technology holdings based on generally positive earnings trends within these groups. New securities added to the portfolio included Enterprise Systems (health care materials management software), RCSB Financial (a New York savings institution) and Triumph Group (mechanical aircraft components).

     We remain optimistic on small cap growth stocks based on several criteria, primarily that small companies continue to provide superior earnings growth potential and have valuation appeal relative to their growth rates. We are currently positioning the portfolio to capitalize on high quality growth opportunities in the areas of semiconductor-related equipment, productivity-enhancing software, death care and health care information systems. We also intend to maintain the Fund's weighted average market capitalization near the current $450 million, a range containing a variety of dynamic small cap investment opportunities.

     We estimate that the companies in the Fund's portfolio will generate significant earnings growth that should exceed +40% on a weighted average basis in 1997. This rate of expansion is well above the estimated growth rates for the broad market and small company stock indices. The portfolio's price-earnings ratio is currently valued at nearly a 50% discount to its estimated growth rate for 1997, which historically has represented a very attractive valuation opportunity for growth-oriented investors.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/96:   $18.43 Per Share
                   6/30/96:   $19.27 Per Share

        Total Net Assets:     $57.98 Million



                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

Technology                         25.3
Health Care                        19.3
Financial                          13.2
Consumer Services                  9.2
Energy                             8.4
Business Equipment & Services      5.9
Capital Goods                      3.7
Retail                             2.3
Consumer Non-Durables              1.3
Other Assets & Liabilities         11.4

                          AVERAGE ANNUAL TOTAL RETURNS*                         CUMULATIVE TOTAL RETURNS*
                          -----------------------------                         -------------------------
                     Small Cap      Russell         Lipper              Small Cap       Russell        Lipper
                      Growth         2000          Small Co.             Growth          2000         Small Co.
                       Fund          Index       Growth Index             Fund           Index      Growth Index

    3 Months           -2.60%        5.20%         -0.88%                 -2.60%         5.20%         -0.88%
      (unannualized)
    1 Year             14.97        16.49          14.51                  14.97         16.49          14.51
    Inception          30.61        19.60          21.97                  95.19         56.53          64.53
    (7/1/94)

* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                                GROWTH OF $10,000

                                     [GRAPH]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/96 would have grown to $19,519 in the Fund or $15,653 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.



                               10 LARGEST HOLDINGS

Technomatix Technologies, Ltd.
ANADIGICS, Inc.
Scopus Technology
Aspen Technology, Inc.
HA-LO Industries, Inc.
Regeneron Pharmaceuticals Inc.
Allied Group Inc.
Dura Pharmaceuticals, Inc.
Central European Media Enterprises, Ltd.
Marine Drilling Company, Inc.

Total number of holdings:  61




SIT SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED)


QUANTITY       NAME OF ISSUER                   MARKET VALUE (1)

COMMON STOCKS (88.6%) (2)
    BUSINESS EQUIPMENT & SERVICES (5.9%)
      156,900  Commodore Applied Technologies,
                   Inc. (3)                          $  784,500
      203,500  Commodore Applied Technologies,
                   Inc., (warrants) (3)                 279,813
      57,100   Dendrite International, Inc. (3)         471,075
      39,500   Employee Solutions, Inc. (3)             809,750
      17,000   On Assignment, Inc. (3)                  501,500
      52,500   Transaction Network Services,
                   Inc. (3)                             603,750
                                                        -------
                                                      3,450,388
                                                      ---------

    CAPITAL GOODS (3.7%)
      19,000   Molten Metal Technology, Inc. (3)        223,250
      27,500   Triumph Group Inc.                       656,563
      55,000   Rohr, Inc. (3)                         1,244,375
                                                      ---------
                                                      2,124,188
                                                      ---------

    CONSUMER NON-DURABLES (1.3%)
      32,000   Northland Cranberries, Inc.              736,000
                                                        -------

    CONSUMER SERVICES (9.2%)
      37,000   American Radio Systems Corp. (3)       1,008,250
      16,500   Carriage Services, Inc. (3)              369,188
      40,000   Central European Media
                   Enterprises, Ltd. (3)              1,270,000
      24,000   Chancellor Broadcasting Company,
                   Class A (3)                          570,000
      59,688   HA-LO Industries, Inc. (3)             1,641,406
      25,500   York Group, Inc. (The)                   497,250
                                                        -------
                                                      5,356,094
                                                      ---------

    ENERGY (8.4%)
      63,500   Marine Drilling Company, Inc. (3)      1,250,156
      29,000   Newfield Exploration Co. (3)             754,000
      22,000   Newpark Resources, Inc. (3)              819,500
      57,000   Oceaneering International, Inc. (3)      904,875
      38,000   Swift Energy Co. (3)                   1,135,250
                                                      ---------
                                                      4,863,781
                                                      ---------

    FINANCIAL (13.2%)
     FINANCIAL SERVICES (7.8%)
      35,000   Community First Bankshares, Inc.         962,500
      56,000   Imperial Credit Industries, Inc. (3)   1,176,000
      30,875   Provident Bankshares Corp.             1,204,125
      13,400   Queens County Bankcorp, Inc.             634,825
      19,000   RCSB Financial, Inc.                     551,000
                                                        -------
                                                      4,528,450
                                                      ---------

     INSURANCE (5.4%)
      46,000   Allied Group Inc.                      1,500,750
      26,000   Amerin Corp. (3)                         669,500
      16,600   CMAC Investment Corp.                    610,050
      51,000   Crop Growers Corp. (3)                   357,000
                                                        -------
                                                      3,137,300
                                                      ---------

    HEALTH CARE (19.3%)
     BIOTECHNOLOGY/ PHARMACEUTICALS (6.6%)
      43,500   Collaborative Clinical Research,
                   Inc. (3)                             467,625
      28,000   Dura Pharmaceuticals, Inc. (3)         1,337,000
      68,500   Life Medical Sciences Inc. (3)           453,813
      96,500   Regeneron Pharmaceuticals
                   Inc. (3)                           1,556,063
                                                      ---------
                                                      3,814,501
                                                      ---------

     MEDICAL EQUIPMENT/ SUPPLIES (6.4%)
      30,000   Cantel Industries, Inc. (3)              232,500
      58,500   CardioThoracic Systems, Inc. (3)       1,082,250
      77,000   FemRx, Inc. (3)                          346,500
      29,000   I-Stat Corp. (3)                         688,750
     220,300   InnerDyne, Inc. (3)                      715,975
      42,500   Neuromedical Systems, Inc. (3)           563,125
       6,000   Sano Corp.                                91,500
                                                         ------
                                                      3,720,600
                                                      ---------

     MEDICAL FACILITIES MANAGEMENT (6.3%)
      23,500   Enterprise Systems, Inc.                 552,250
      25,000   HCIA Inc. (3)                            862,500
      47,500   Imnet Systems, Inc. (3)                1,151,875
      31,500   MECON, Inc.                              208,688
     103,900   Physician Computer Network,
                   Inc. (3)                             883,150
                                                        -------
                                                      3,658,463
                                                      ---------

    RETAIL (2.3%)
      21,000   Quality Dining, Inc. (3)                375,375
      36,500   Sonic Corp. (3)                         930,750
                                                       -------
                                                     1,306,125
                                                     ---------

    TECHNOLOGY (25.3%)
     COMPUTER SOFTWARE/ SERVICES (19.0%)
      48,500   Alternative Resources Corp. (3)         842,688
      22,000   Aspen Technology, Inc. (3)            1,765,500
      22,000   BDM International, Inc. (3)           1,193,500
      60,500   Business Objects, S. A., A.D.R. (3)     816,750
      76,500   Datalogix International Inc. (3)        607,219
      33,000   Legato Systems, Inc. (3)              1,076,625
      45,000   Novadigm, Inc. (3)                      371,250
      40,500   Scopus Technology (3)                 1,883,250
      93,000   Technomatix Technologies
                   Ltd. (3)                          2,464,500
                                                     ---------
                                                    11,021,282
                                                    ----------

     SEMICONDUCTORS & RELATED (2.0%)
       6,300   Integrated Process Equipment
                   Corp. (3)                           113,400
      20,000   Uniphase Corp. (3)                    1,050,000
                                                     ---------
                                                     1,163,400
                                                     ---------

     TELECOMMUNICATIONS & EQUIPMENT (4.3%)
      51,000   ANADIGICS, Inc. (3)                   2,001,750
      50,000   Arch Communications Group,
                   Inc. (3)                            468,746
                                                       -------
                                                     2,470,496
                                                     ---------

Total common stocks
   (cost: $41,327,126)                              51,351,068
                                                    ----------

SHORT-TERM SECURITIES (12.6%)
   2,504,000   Ford Motor Credit Corp.,
                   5.91%, 1/2/97                     2,503,589
   2,452,000   General Motors Accept. Corp.,
                   5.84%, 1/6/97                     2,450,015
   1,669,000   Household Finance Corp.,
                   6.15%, 1/3/97                     1,668,430
     710,000   Sit Money Market Fund,
                   4.95% (6)                           710,000
                                                       -------
Total short-term securities
   (cost: $7,332,034)                                7,332,034
                                                     ---------

Total investments in securities
   (cost: $48,659,160) (7)                        $ 58,683,102
                                                  ============

See accompanying notes to portfolios of investments on page 31.




SIT INTERNATIONAL GROWTH FUND REVIEW
DECEMBER 31, 1996


[PHOTO]
EUGENE C. SIT, CFA
   SENIOR PORTFOLIO MANAGER
ANDREW B. KIM, CFA
   SENIOR PORTFOLIO MANAGER

     The Sit International Growth Fund's investment return for the six months ended December 31, 1996 was +3.7%, compared to the MSCI EAFE Index return of +1.5%. The Fund's European stocks continued to perform strongly during the period, but these gains were offset by Japanese holdings, as the major Japanese indices declined by over -20% in U.S. dollar terms. We are continuing to reduce the Fund's exposure to Japan, while the Fund's European allocation has been increased to 46% from 35% one year ago.

     Our focus in Europe is on the beneficiaries of corporate restructuring designed to enhance shareholder value. Additionally, we continue to emphasize those companies that have stepped up their global expansion, particularly in the emerging markets. The Fund's globalization and privatization themes provide the framework for above-average growth prospects relative to the region.

     We have reduced the Fund's weighting in Japan to 21% from 31% a year ago. With the Japanese recovery losing steam, we expect the current environment of low interest rates and weak currency to continue. In 1997, the technology sector should continue to recover, aided by a weak yen. Other domestic-oriented stocks should participate in a potential recovery towards late in 1997 as today's widespread skepticism begins to recede. In the near term, we are further reducing the Fund's Japanese weightings by approximately 3% as we increase the Fund's emerging market exposure to 14% from 12% at year-end.

     The economic slowdown in non-Japan Asia appears to be coming to an end. A rebound in the electronics industry should help sustain export gains. Significantly, with overheating pressures in most countries abating, easier monetary policies should be beneficial to equity valuations. Growth in Latin American economies should improve in 1997 and beyond due to a further easing in liquidity and continued structural reforms. We are slightly increasing the Fund's weighting in both Latin America and non-Japan Asia.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

Net Asset Value   12/31/96:   $16.45 Per Share
                   6/30/96:   $16.29 Per Share

        Total Net Assets:     $87.36 Million



                         PORTFOLIO STRUCTURE - BY REGION
                            ( % of total net assets)

                                   [BAR GRAPH]

                     Sit Int'l Growth Fund     Morgan Stanley EAFE Index

Pacific Basin                 23.7                       11.1

France, Germany               23.4                       34.3
& UK

Other Europe                  23.0                       22.3

Japan                         21.3                       32.3

Latin America                  3.5                        0.0

Africa/                        1.0                        0.0
Middle East

Other Assets & Liabilities     4.1                        N/A


                        AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*
                  International   Morgan Stanley    Lipper         International   Morgan Stanley    Lipper
                     Growth       Capital Int'l      Int'l            Growth        Capital Int'l     Int'l
                      Fund          EAFE Index       Index             Fund          EAFE Index       Index

3 Months              4.51%           1.59%          5.19%             4.51%            1.59%          5.19%
   (unannualized)
1 Year               10.31            6.05          14.43             10.31             6.05          14.43
3 Years               5.38            8.32           7.71             17.03            27.11          24.97
5 Years              12.26            8.15          11.28             78.31            47.98          70.62
Inception            12.71            7.92          10.92             85.62            48.36          70.94
  (11/1/91)

* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.



                                GROWTH OF $10,000

                                     [GRAPH]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/96 would have grown to $18,562 in the Fund or $14,836 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.



                               10 LARGEST HOLDINGS

* Hutchison Whampoa
* Canon, Inc., A.D.R.
* Reuters Holdings, p.l.c., A.D.S.
* Nutricia
* Aegon N.V., A.D.R.
* Societe Generale de Surveillance
* Carrefour
* Telecom Corp. New Zealand, A.D.R.
* Citic Pacific Ltd.
* Wolters Kluwer

Total number of holdings:  70




SIT INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED)


QUANTITY         NAME OF ISSUER                     MARKET VALUE (1)

COMMON AND PREFERRED STOCKS (95.9%)(2)
   AFRICA/MIDDLE EAST (1.0%)
      ISRAEL (1.0%)
        41,000   Tadiran Telecom Corp, A.D.R.
                   (Utilities) (3)                     $   917,375
   ASIA (45.0%)
      AUSTRALIA (1.5%)
       192,416   News Corp. Ltd. (Preferred)
                   (Consumer Services)                     856,474
       172,837   Village Roadshow Ltd.
                   (Consumer Services)                     469,838
                                                           -------
                                                         1,326,312
                                                         ---------

      HONG KONG (7.1%)
        84,200   Concordia Paper, A.D.R.
                   (Raw Materials) (3) (5)                 399,950
       318,000   Citic Pacific Ltd. (Multi-Industry)     1,846,040
     1,224,000   First Pacific Co. (Multi-Industry)      1,590,432
       296,000   Hutchison Whampoa
                   (Multi-Industry)                      2,324,908
                                                         ---------
                                                         6,161,330
                                                         ---------

      INDONESIA (0.6%)
       170,000   PT Modern Photo (Consumer
                   Services) (5)                           539,797
                                                           -------

      JAPAN (21.3%)
        40,100   AFLAC, Inc. (Financial)                 1,714,275
        27,000   Amway Japan Ltd. (Consumer
                   Non-Durables)                           867,283
         8,300   Autobacs Seven (Retail)                   586,970
       109,000   Banyu Pharmaceutical
                   (Health Care)                         1,524,739
        20,100   Canon, Inc., A.D.R. (Business
                   Equipment & Services)                 2,211,000
           161   DDI Corp. (Utilities)                   1,064,899
        43,000   JUSCO Co. (Retail)                      1,459,200
        65,000   Matsushita Kotobuki (Technology)        1,695,018
        27,000   Murata Manufacturing Co., Ltd.
                   (Capital Goods)                         897,591
            38   NTT Data Communications
                   Systems Co. (Utilities)               1,112,339
        47,300   Rinnai Corp. (Consumer Durables)          951,636
        28,600   Santen Pharmaceutical (Health
                   Care)                                   592,695
        26,000   Secom Co. (Consumer Services)           1,573,785
        23,000   Seven Eleven Japan (Retail)             1,346,516
        50,000   Takeda Chemical Industries
                   (Health Care)                         1,049,132
                                                       -----------
                                                        18,647,078
                                                        ----------

      KOREA (0.7%)
        37,000   Kookmin Bank (Financial)                  604,523
                                                           -------

      MALAYSIA (2.9%)
       142,000   DCB Holdings (Financial Services)         486,359
        60,500   Genting Berhad (Consumer
                   Services)                               416,828
       232,000   IJM Berhad Corp. (Capital Goods)          546,585
       269,000   Sime Darby (Raw Materials)              1,059,810
                                                         ---------
                                                         2,509,582
                                                         ---------

      PHILIPPINES (1.7%)
       175,877   Manila Electric Co. (Utilities)         1,437,778
                                                         ---------

      NEW ZEALAND (2.1%)
        23,100   Telecom Corp. New Zealand,
                   A.D.R.(Utilities)                     1,871,084
                                                         ---------
      SINGAPORE (2.8%)
       185,000   City Developments (Shelter)             1,665,833
        72,500   United Overseas Bank
                   (Financial)                             808,261
                                                           -------
                                                         2,474,094
                                                         ---------

      TAIWAN (2.7%)
        61,090   President Enterprises, G.D.R.
                   (Consumer Non-Durables) (3)(4)        1,099,620
       121,800   Yageo, G.D.R. (Technology)              1,233,225
                                                         ---------
                                                         2,332,845
                                                         ---------

      THAILAND (1.6%)
        55,000   Advanced Info Services (Utilities)        467,519
        95,000   Bangkok Bank (Financial)                  918,662
                                                           -------
                                                         1,386,181
                                                         ---------

   EUROPE (46.4%)
      BELGIUM (0.5%)
           176   UCB, S.A. (Health Care)                   458,757
                                                           -------

      FRANCE (5.6%)
         2,893   Carrefour (Retail)                      1,882,388
        11,800   Cetelem (Financial)                     1,364,556
        10,200   Christian Dior (Retail)                 1,645,447
                                                         ---------
                                                         4,892,391
                                                         ---------

      GERMANY (6.8%)
        37,200   Bayer, A.G. (Health Care)               1,518,121
         4,830   Fresenius A.G. (Health Care)              998,109
        25,950   Gehe, A.G. (Health Care)                1,661,029
        30,000   Veba A.G. (Utilities)                   1,735,062
                                                         ---------
                                                         5,912,321
                                                         ---------
      ITALY (2.6%)
        12,100   Luxottica Group SPA (Consumer
                   Non-Durables)                           629,200
       661,000   Telecom Italia Mobile SPA
                   (Utilities) (3)                       1,671,021
                                                         ---------
                                                         2,300,221
                                                         ---------

      NETHERLANDS (7.2%)
        31,535   Aegon, N.V., A.D.R. (Financial)         1,994,560
        30,180   CMG (Business Equipment &
                   Services)                               436,733
        13,269   Nutricia (Consumer
                   Non-Durables)                         2,016,107
        13,528   Wolters Kluwer (Consumer
                   Services)                             1,797,158
                                                         ---------
                                                         6,244,558
                                                         ---------

      POLAND (0.2%)
       909,113   International UNP Holdings Ltd.
                   (Multi-Industry) (3)(4)(5)              185,865
                                                           -------

      SPAIN (2.0%)
        25,300   Empresa Nacional De Electricidad,
                   A.D.R. (Utilities)                    1,771,000
                                                         ---------

      SWEDEN (3.4%)
        32,000   Astra "B" Free (Health Care)            1,543,887
        48,400   L.M. Ericsson Telephone Co.
                   (Technology)                          1,461,075
                                                         ---------
                                                         3,004,962
                                                         ---------

      SWITZERLAND (7.1%)
         1,136   Novartis A.G. (Health Care) (3)         1,301,073
           186   Roche Holdings, A.G. (Health
                   Care)                                 1,447,284
           795   Societe Generale de Surveillance
                   (Transportation)                      1,954,090
         5,460   Zurich Insurance (Financial)            1,517,460
                                                         ---------
                                                         6,219,907
                                                         ---------

      UNITED KINGDOM (11.0%)
       152,000   Electrocomponents, p.l.c.
                   (Consumer Services)                   1,202,585
       179,530   Lloyds TSB Group p.l.c.
                   (Financial)                           1,323,550
        95,628   Powergen, p.l.c. (Utilities)              937,542
       230,000   Rentokil Group, p.l.c.
                   (Consumer Services)                   1,729,110
        72,000   Reed International (Business
                   Equipment & Services)                 1,358,149
        27,800   Reuters Holdings p.l.c., A.D.S.
                   (Business Equipment &
                   Services)                             2,126,700
        13,500   SmithKline Beecham p.l.c.,
                   A.D.R., (Health Care)                   918,000
                                                           -------
                                                         9,595,636
                                                         ---------

   LATIN AMERICA (3.5%)
      BRAZIL (0.8%)
     9,500,000   Telecom Brasileiras, S.A.
                   (Utilities)                             681,118

      CHILE (1.6%)
        25,500   Enersis, A.D.R. (Utilities)               707,625
        31,000   Santa Isabel, A.D.R. (Retail) (3)         701,375
                                                           -------
                                                         1,409,000
                                                         ---------

         MEXICO (0.6%)
        10,400   Panamerican Beverage, Inc.
                   (Consumer Non-Durables)                 487,500
                                                           -------

         PANAMA (0.5%)
         8,000   Banco Latinoamericano
                   (Financial)                             406,000
                                                           -------
Total common and preferred stocks
   (cost:  $62,721,286)                                 83,777,215
                                                        ----------

SHORT-TERM SECURITIES (3.3%)
       503,000   General Motors Acceptance
                   Corp., 5.83%, 1/3/97                    502,837
     1,667,000   Household Finance Corp.,
                   6.15%, 1/2/97                         1,666,715
       710,000   Sit Money Market Fund,
                   4.95% (6)                               710,000
                                                           -------
Total short-term securities
   (cost:  $2,879,552)                                   2,879,552
                                                         ---------

Total investments in securities
   (cost:  $65,600,838) (7)                           $ 86,656,767
                                                      ============



See accompanying notes to portfolios of investments of page 31.





SIT MID CAP GROWTH FUND REVIEW

DECEMBER 31, 1996

[PHOTO]

EUGENE C. SIT, CFA
     SENIOR PORTFOLIO MANAGER
ERIK S. ANDERSON, CFA
     PORTFOLIO MANAGER


     The Sit Mid Cap Growth Fund performed strongly during calendar 1996, achieving a +21.9% total return. The Fund's performance for the year exceeded the +19.2% return of the S&P Midcap Index and the +17.5% increase in the Russell Midcap Growth Index, a universe of medium-sized growth companies. The Fund's cumulative total return since inception exceeds that of its benchmark indices.

     During the fourth quarter, the Fund trailed the S&P Midcap Index as the typically value-oriented financial services, energy and multi-industry stocks came to life, while business equipment & services and health care stocks lagged somewhat.

     During the quarter, we raised the Fund's weighting in financial services and energy stocks given our expectations for modestly declining interest rates and the fundamental strength of the oil services industry. Technology and health care holdings were pared modestly to provide increased sector diversification, while business equipment & services stocks were reduced on sector weakness among temporary staffing and electronic payment processing issues. New additions to the Fund's portfolio included Ace Limited (a Bermuda-based multi-line insurer) and First American Corporation of Tennessee (a bank holding company). Several of the investment themes we are currently pursuing include productivity-enhancing software, oil services and the death care industry. We also look for improved sentiment toward semiconductor and biotechnology issues. The Fund's weighted average market capitalization as of December 31, 1996 increased slightly to $3.3 billion, and it remains nearly fully invested with cash reserves of 4%.

     We estimate that the companies in the Fund's portfolio will increase earnings by a weighted average +31% in 1997, a growth rate that considerably exceeds that expected from other midcap or broad market indices. Yet the companies in the portfolio are valued at a weighted average 23.9 times 1997 estimated earnings, which represents approximately a 22% discount to its 1997 estimated growth rate. On this basis, we believe the Sit Mid Cap Growth Fund represents an attractive investment opportunity for long-term, growth-oriented investors.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

     The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.

                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/96:   $14.27 Per Share
                   6/30/96:   $15.58 Per Share

          Total Net Assets:  $375.32 Million

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

Technology               25.4
Financial                18.2
Health Care              18.0
Business Equipment
     & Services          10.1
Energy                    9.3
Consumer Services         4.7
Retail                    2.9
Capital Goods             2.7
Consumer Durables         2.0
Utilities                 1.6
Raw Materials             1.0
Other Assets
     & Liabilities        4.1


                         AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*

                   Mid Cap         NASDAQ            S&P                 Mid Cap        NASDAQ            S&P
                   Growth       OTC Composite      Midcap                Growth      OTC Composite      Midcap
                    Fund            Index         400 Index               Fund           Index         400 Index

  3 Months          1.81%           5.23%            6.06%                1.81           5.23            6.06
     (unannualized)
  1 Year           21.87           22.71            19.19                21.87          22.71           19.19
  5 Years          11.48           17.10            13.92                72.19         120.18           91.89
  10 Years         15.89           13.98            15.93               336.95         270.10          338.62
  Inception        19.13           14.75            18.14             1,131.28         619.24          991.40
    (9/2/82)

* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE NASDAQ OTC COMPOSITE INDEX NOR THE S&P MIDCAP 400 INDEX.

                               GROWTH OF $10,000

                                     [GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/96 would have grown to $123,128 in the Fund or $71,924 in the NASDAQ OTC Composite Index assuming reinvestment of all dividends and capital gains.

                               10 LARGEST HOLDINGS

* Parametric Technology Corp.
* T. Rowe Price Associates Inc.
* Oxford Health Plans, Inc.
* TCF Financial Corp.
* Mercury General Corp.
* MGIC Investment Corp.
* PeopleSoft, Inc.
* HBO & Co.
* HEALTHSOUTH Corp.
* 3Com Corp.


Total number of holdings:  62

SIT MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (UNAUDITED)


  QUANTITY         NAME OF ISSUER               MARKET VALUE (1)

COMMON & PREFERRED STOCKS (95.9%) (2)
     BUSINESS EQUIPMENT & SERVICES (10.1%)

    74,205   AccuStaff Inc (3)                  $1,567,581
   228,300   Ceridian Corp. (3)                  9,246,150
    48,500   Computer Sciences Corp. (3)         3,983,063
   148,300   COREStaff, Inc. (3)                 3,512,856
   255,500   Dendrite International, Inc. (3)    2,107,875
   205,600   FIserv, Inc. (3)                    7,555,800
    78,500   National Data Corp.                 3,414,750
   127,000   Paychex, Inc.                       6,532,563
                                                ----------
                                                37,920,638
                                                ----------

CAPITAL GOODS (2.7%)
   197,850   Crane Co.                           5,737,650
   102,000   Sundstrand Corp.                    4,335,000
                                                ----------
                                                10,072,650
                                                ----------

CONSUMER DURABLES (2.0%)
   162,500   Harley-Davidson, Inc.               7,637,500
                                                ----------

CONSUMER SERVICES (4.7%)
   158,200   Loewen Group Inc. (The)             6,189,575
   100,000   Promus Hotel Corp. (3)              2,962,500
   247,500   Stewart Enterprises, Inc.           8,415,000
                                                ----------
                                                17,567,075
                                                ----------

ENERGY (9.3%)
   111,500   Camco International Inc.            5,142,938
    90,500   Noble Affiliates, Inc.              4,332,688
   244,000   Parker & Parsley Petroleum Co.      8,967,000
   129,000   Petroleum Geo-Services,
             A.D.R. (3)                          5,031,000
   119,200   Transocean Offshore Inc.            7,464,900
    80,500   Triton Energy Ltd. (3)              3,904,250
                                                ----------
                                                34,842,776
                                                ----------

FINANCIAL (18.2%)
   BANKING (3.5%)
   306,000   TCF Financial Corp.                13,311,000
                                                ----------

FINANCIAL SERVICES (5.2%)
    20,000   First American Corp.                1,152,500
   116,300   Green Tree Financial Corp.          4,492,087
   321,000   T. Rowe Price Associates Inc.      13,963,500
                                                ----------
                                                19,608,087
                                                ----------

INSURANCE (9.5%)
  105,000   ACE, Ltd.                            6,313,125
  119,600   CMAC Investment Corp.                4,395,300
  238,900   Mercury General Corp.              $12,542,250
  161,500   MGIC Investment Corp.               12,274,000
                                               -----------
                                                35,524,675
                                               -----------

HEALTH CARE (18.0%)
   BIOTECHNOLOGY/PHARMACEUTICALS (5.8%)
   224,000   Biogen, Inc. (3)                    8,680,000
   200,000   Cephalon, Inc. (3)                  4,100,000
   273,000   Elan Corp., p.l.c., A.D.R. (3)      9,077,250
                                                ----------
                                                21,857,250
                                                ----------

MEDICAL FACILITIES MANAGEMENT (12.2%)
    90,000   Cerner Corp. (3)                    1,395,000
   205,000   HBO & Co.                          12,171,875
    15,500   HCIA Inc. (3)                         534,750
   301,500   HEALTHSOUTH Corp. (3)              11,494,687
   164,800   Medic Computer Systems,
             Inc. (3)                            6,643,500
   230,500   Oxford Health Plans, Inc. (3)      13,498,656
                                                ----------
                                                45,738,468
                                                ----------

RAW MATERIALS (1.0%)
    91,500   IMC Global, Inc.                    3,579,937

RETAIL (2.9%)
   198,500   Kohls Corp. (3)                     7,791,125
   145,000   PETsMART, Inc. (3)                  3,171,875
                                                ----------
                                                10,963,000
                                                ----------

TECHNOLOGY (25.4%)
  COMPUTER RELATED (4.8%)
   155,500   3 Com Corp. (3)                    11,409,812
    80,800   Electronics For Imaging, Inc. (3)   6,645,800
                                                ----------
                                                18,055,612
                                                ----------

COMPUTER SOFTWARE/SERVICES (11.8%)
    21,800   Aspen Technology, Inc. (3)          1,749,450
   139,000   Baan Co. N.V. (3)                   4,830,250
   250,000   Business Objects, S. A.,
             A.D.R. (3)                          3,375,000
   129,800   Informix Corp. (3)                  2,644,675
    70,000   Intuit, Inc. (3)                    2,205,000
    56,000   Legato Systems, Inc. (3)            1,827,000
   297,500   Parametric Technology
             Corp. (3)                          15,284,062
   254,000   PeopleSoft, Inc. (3)               12,176,125
                                                ----------
                                                44,091,562
                                                ----------


SEMICONDUCTORS & RELATED (5.0%)
   328,000   Analog Devices Inc. (3)            11,111,000
   205,800   Xilinx Inc. (3)                     7,576,012
                                                ----------
                                                18,687,012
                                                ----------

TELECOMMUNICATIONS & EQUIPMENT (3.8%)
   146,000   ADC Telecommunications,
             Inc. (3)                            4,544,250
   233,500   Paging Network, Inc. (3)            3,560,875
   181,000   PictureTel Corp. (3)                4,706,000
    47,500   Premisys Communications,
             Inc. (3)                            1,603,125
                                                ----------
                                                14,414,250
                                                ----------

UTILITIES (1.6%)
   277,500   LCI International, Inc. (3)         5,966,250
                                                ----------

Total common stocks
   (cost:  $229,035,184)                       359,837,742
                                               -----------


SHORT-TERM SECURITIES (4.3%)
   4,486,000 Beneficial Corp., 6.10%, 1/6/97     4,482,199
             General Motors Accept. Corp.:
   4,504,000        6.03%, 1/2/97                4,503,246
   1,844,000        5.78%, 1/7/97                1,842,224
   4,558,000 Household Finance Corp.,
                    6.00%, 1/3/97                4,556,481
     710,000 Sit Money Market Fund,
                    4.95% (6)                      710,000
                                              ------------
Total short-term securities
   (cost: $16,094,150)                          16,094,150
                                              ------------
Total investments in securities
   (cost: $245,129,334) (7)                   $375,931,892
                                              ============


                 See accompanying notes to portfolios of investments on page 31.



SIT LARGE CAP GROWTH FUND REVIEW
DECEMBER 31, 1996

[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
RONALD D. SIT, CFA
   PORTFOLIO MANAGER

     Performance of the Sit Large Cap Growth Fund was +10.4% for the last six months of 1996, which was competitive with relevant benchmarks. In addition, the cumulative results for the full calendar year, slightly exceeding +23%, were very satisfactory in both absolute and relative terms. Based on data from Lipper Analytical Services, Inc., the Fund's total return ranked in the 27th percentile for all Growth & Income Funds in 1996 and, for the three years ended in 1996, placed in the 18th percentile.
     Throughout 1996, the Fund maintained generally low cash reserve levels, which permitted the Fund to participate well in the surprisingly strong stock market environment. As of December 31, 1996, cash reserve levels were 3.3%, down from the 6.2% level at June 30, 1996 and the 5.8% level at the end of the prior calendar year. Total dividends paid in 1996 were approximately $2.46 per share, of which $2.42 per share were long-term capital gains.
     As was the case for most of the year, industry weightings changed very little over the latest three months. The four most heavily weighted sectors represent some of the most rapidly growing areas of the economy, namely, technology, health care, financial and consumer non-durables. Reflecting the emphasis on technology, the three largest positions in the portfolio are leading companies with global reach: Cisco Systems, Intel and Microsoft. Two new names entered the list of five largest holdings in the quarter, Intel and General Electric, which edged out Pfizer and Amgen, both of which continue to be held, but in smaller relative positions.
     Domestic common stock prices advanced strongly again in 1996, at more than double the rate of long-term historical experience for large and established U.S. companies. We believe it is wise, therefore, to expect less in the year ahead. Current moderate economic and inflationary conditions are favorable for financial asset investing, but two strong years in a row have historically been followed by more subdued returns in subsequent periods. In accordance with our growth-oriented investment philosophy, we continue to search for and invest in companies capable of increasing their earnings at rates faster than the growth of the economy as a whole. This philosophy appears particularly well-suited for the present economic and financial market environment.

                       INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Large Cap Growth Fund is to achieve long-term capital appreciation and, secondarily, current income. The Fund pursues this objective by investing primarily in common stocks of medium to large size growth companies. As of June 30, 1996, the Fund was invested exclusively in such securities.

                               PORTFOLIO SUMMARY

  Net Asset Value 12/31/96:   $33.68 Per Share
                   6/30/96:   $32.75 Per Share

          Total Net Assets:   $57.72 Million

        Quarterly Dividend:
     Long-Term Capital Gain   $2.42 Per Share
            Ordinary Income   $0.01 Per Share

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

Technology                    23.4
Health Care                   17.0
Financial                     13.0
Consumer Non-Durables         10.5
Business Equip. & Services     6.3
Capital Goods                  6.1
Energy                         5.5
Retail                         5.2
Consumer Services              4.2
Raw Materials                  2.7
Utilities                      1.3
Consumer Durables              1.0
Multi-Industry                 0.5
Other Assets &
     Liabilities               3.3


                         AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*

                   Large Cap      Lipper Growth     S&P            Large Cap     Lipper Growth      S&P
                    Growth          & Income        500             Growth         & Income         500
                     Fund             Index        Index             Fund            Index         Index

  3 Months           3.99%            7.80%         8.34%            3.99%            7.80%         8.34%
     (unannualized)
  1 Year            23.05            20.69         22.96            23.05            20.69         22.96
  5 Years           12.51            14.65         15.22            80.31            98.06        103.05
  10 Years          13.09            13.59         15.28           242.17           257.52        314.69
  Inception         15.16            15.84         17.42           657.03           723.47        900.15
    (9/2/82)


 * As of 12/31/96

     PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX. THE LIPPER INDEX FIGURES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

     ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

                               GROWTH OF $10,000
                                    [GRAPH]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/96 would have grown to $75,703 in the Fund, $82,347 in the Lipper Growth & Income Fund Index or $100,015 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                              10 LARGEST HOLDINGS

* Cisco Systems, Inc.
* Intel Corp.
* Microsoft Corp.
* General Electric Co.
* Philip Morris Cos. Inc.
* Johnson & Johnson
* Pfizer Inc.
* Gillette Co. (The)
* Coca-Cola Co. (The)
* American International Group, Inc.


Total number of holdings:  62


SIT LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (UNAUDITED)


 QUANTITY         NAME OF ISSUER               MARKET VALUE (1)

COMMON STOCKS (96.7%) (2)
  BUSINESS EQUIPMENT & SERVICES (6.3%
   19,500  Ceridian Corp. (3)                  $   789,750
    7,000  Computer Sciences Corp. (3)             574,875
   14,000  Danka Business Systems p.l.c,
           A.D.R.                                  495,250
   34,000  First Data Corp.                      1,241,000
   10,500  Paychex, Inc.                           540,094
                                               -----------
                                                 3,640,969
                                               -----------

CAPITAL GOODS (6.1%)
   18,000  General Electric Co.                  1,779,750
   12,500  Owens Corning (3)                       532,813
   14,500  Sundstrand Corp.                        616,250
   11,000  Tyco International Ltd.                 581,625
                                               -----------
                                                 3,510,438
                                               -----------

CONSUMER DURABLES (1.0%)
   12,000  Harley-Davidson, Inc.                   564,000
                                               -----------

CONSUMER NON-DURABLES (10.5%)
   27,000  Coca-Cola Co. (The)                   1,420,875
   18,500  Gillette Co. (The)                    1,438,375
    8,000  NIKE, Inc. Class B                      478,000
   15,500  Philip Morris Cos. Inc.               1,759,250
    9,000  Proctor & Gamble Co. (The)              967,500
                                               -----------
                                                 6,064,000
                                               -----------

CONSUMER SERVICES (4.2%)
   47,500  CUC International, Inc. (3)           1,128,125
   19,500  Marriot International, Inc.           1,077,375
    8,000  Promus Hotel Corp. (3)                  237,000
                                               -----------
                                                 2,442,500
                                               -----------

ENERGY (5.5%)
   18,500  Baker Hughes Inc.                       638,250
    7,000  British Petroleum Co., p.l.c, A.D.R.    989,683
   11,500  Schlumberger Ltd.                     1,148,563
    6,000  Transocean Offshore Inc.                375,750
                                               -----------
                                                 3,152,246
                                               -----------

FINANCIAL (13.0%)
   BANKING (3.8%)
   10,500  Citicorp                              1,081,500
   26,000  Norwest Corp.                         1,131,000
                                               -----------
                                                 2,212,500
                                               -----------

FINANCIAL SERVICES (2.6%)
    9,000  Federal Home Loan Mortgage
           Corp.                               $   991,125
    7,500  Franklin Resources Inc.                 512,813
                                               -----------
                                                 1,503,938
                                               -----------

INSURANCE (6.6%)
   12,000  American International Group, Inc.    1,299,000
   25,000  EXEL Ltd.                               946,875
   17,000  Mercury General Corp.                   892,500
    8,500  MGIC Investment Corp.                   646,000
                                               -----------
                                                 3,784,375
                                               -----------

HEALTH CARE (17.0%)
  BIOTECHNOLOGY/ PHARMACEUTICALS (9.3%)
   22,000  Amgen Inc. (3)                        1,196,250
   11,000  Astra AB, A.D.R. Class A                539,000
   17,000  Medtronic, Inc.                       1,156,000
   20,500  Pfizer Inc.                           1,698,938
   11,500  Smithkline Beecham, A.D.R.              782,000
                                               -----------
                                                 5,372,188
                                               -----------

MEDICAL EQUIPMENT/ SUPPLIES (4.1%)
   35,000  Johnson & Johnson                     1,741,250
   21,000  Stryker Corp.                           627,375
                                               -----------
                                                 2,368,625
                                               -----------

MEDICAL FACILITIES MANAGEMENT (3.6%)
   13,000  HBO & Co.                               771,875
   15,000  HEALTHSOUTH Corp. (3)                   571,875
   12,500  Oxford Health Plans, Inc. (3)           732,031
                                               -----------
                                                 2,075,781
                                               -----------

MULTI-INDUSTRY (0.5%)

   13,500  Whitman Corp.                           308,813
                                               -----------

RAW MATERIALS (2.7%)
   23,500  Monsanto Co.                            913,563
    7,500  Potash Corp. of Saskatchewan,
           Inc.                                    637,500
                                               -----------
                                                 1,551,063
                                               -----------

RETAIL (5.2%)
   27,000  Federated Department Stores,
           Inc. (3)                                921,375
   19,000  Gap, Inc.                               572,375
   19,500  Home Depot, Inc. (The)                  977,438
   14,000  Kohl's Corp. (3)                        549,500
                                               -----------
                                                 3,020,688
                                               -----------

TECHNOLOGY (23.4%)
  AEROSPACE/ DEFENSE (2.2%)
   12,000  Boeing Company (The)                $ 1,276,500
                                               -----------

COMPUTER RELATED (5.1%)
   38,000  Cisco Systems, Inc. (3)               2,417,750
   10,000  Hewlett-Packard Co.                     502,500
                                               -----------
                                                 2,920,250
                                               -----------

COMPUTER SOFTWARE/ SERVICES (8.4%)
    9,500  Computer Associates International,
           Inc.                                    472,625
   23,000  Microsoft Corp. (3)                   1,900,375
   26,500  Oracle Systems Corp. (3)              1,106,375
   22,000  Parametric Technology Corp. (3)       1,130,250
    6,000  SAP, AG, A.D.S. (4)                     272,250
                                               -----------
                                                 4,881,875
                                               -----------

SEMICONDUCTORS & RELATED (4.1%)
   16,000  Intel Corp.                           2,095,000
    7,000  Xilinx, Inc. (3)                        257,688
                                               -----------
                                                 2,352,688
                                               -----------

TELECOMMUNICATIONS & EQUIPMENT (3.6%)
   28,500  AirTouch Communications, Inc. (3)       719,625
    6,000  Ascend Communications, Inc. (3)         372,750
   13,000  Tellabs, Inc. (3)                       489,125
    7,000  U.S. Robotics Corp. (3)                 504,000
                                               -----------
                                                 2,085,500
                                               -----------

UTILITIES (1.3%)
   22,000  MCI Communications Corp.                719,121
                                               -----------


Total common stocks
     (cost: $36,051,933)                        55,808,058
                                               -----------

SHORT-TERM SECURITIES (3.5%)
  859,000 General Motors Acceptance Corp.,
          5.83%, 1/3/97                            858,722
1,154,000 Household Finance Corp.,
          6.15%, 1/2/97                          1,153,803
                                               -----------
Total short-term securities
     (cost: $2,012,525)                          2,012,525
                                               -----------

Total investments in securities
     (cost: $38,064,458) (7)                   $57,820,583
                                               ===========

                 See accompanying notes to portfolios of investments on page 31.

SIT BALANCED FUND REVIEW
DECEMBER 31, 1996

[PHOTO]

PETER L. MITCHELSON, CFA
   SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
   PORTFOLIO MANAGER

     During the last six months of 1996, the Sit Balanced Fund's total return was +8.6% and for the calendar year was +15.8%, which exceeded the +13.0% annual return of the Lipper Balanced Fund Index. The Fund's 12-month total return ranked 64th out of 272 funds (24th percentile) in its Lipper style grouping and, over the last three years, has placed in the 21st percentile. Total dividends paid on the Fund's shares in 1996 were approximately $0.38 per share, of which $0.07 were long-term capital gains.
     As of December 31, 1996, the asset allocation of the Fund was 59% in equities, 36% in bonds and 5% in cash reserve instruments, which is basically unchanged from the end of June. The normal equity operating range for the Fund is 40% to 60% of total assets.
     Within the equity sector of the portfolio, industry weightings have stayed relatively constant since mid-year. The four most heavily weighted sectors represent some of the most rapidly growing areas of the economy, namely, technology, health care, financial and consumer non-durables. The largest positions in the portfolio include world-class growth companies Cisco Systems, Intel, Microsoft and Gillette. Current moderate economic and inflationary conditions are favorable for financial asset investing, but after two strong years in a row we believe it is wise to expect less in the year ahead. In accordance with our growth-oriented investment philosophy, we continue to search for and invest in companies capable of increasing their earnings at rates faster than the growth of the economy as a whole.
     In the fixed income portion of the portfolio, the most significant sector shift involved selling collateralized mortgage obligations (CMOs) and purchasing home equity loan asset-backed and corporate securities. Performance benefitted from the fixed income portion's higher income return relative to its benchmark, the Lehman Aggregate Bond Index. The Fund's fixed income holdings as a whole are currently more sensitive to price movements than the Lehman Aggregate Index. This positioning reflects our outlook that interest rates could move somewhat lower, causing most bonds to appreciate in price, in an environment of moderate economic growth and inflation.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.

                                PORTFOLIO SUMMARY

  Net Asset Value 12/31/96:   $13.33 Per Share
                   6/30/96:   $12.57 Per Share

          Total Net Assets:    $4.30 Million

        Quarterly Dividend:
     Long-Term Capital Gain    $0.07 Per Share
           Oridinary Income    $0.15 Per Share

                              PORTFOLIO STRUCTURE
                            (% of total net assets)

                                  [PIE CHART]

Fixed Income        40.7%
 (Bonds & Cash)
Stocks              59.3%

                         AVERAGE ANNUAL TOTAL RETURNS*                       CUMULATIVE TOTAL RETURNS*

                                      Lehman           S&P                             Lehman           S&P
                     Balanced        Aggregate         500            Balanced        Aggregate         500
                       Fund         Bond Index        Index             Fund         Bond Index        Index

  3 Months             4.28%          3.00%           8.34%              4.28%          3.00%          8.34%
     (unannualized)
  1 Year              15.80           3.63           22.96              15.80           3.63          22.96
  3 Year              13.13           6.03           19.68              44.77          19.19          71.40
  Inception           13.13           6.03           19.68              44.77          19.19          71.40
    (12/31/93)


* As of 12/31/96

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. SHARE PRICE AND RETURN WILL VARY SO THAT A GAIN OR LOSS MAY BE REALIZED WHEN SHARES ARE SOLD. TOTAL RETURN SHOULD NOT BE TAKEN AS A REPRESENTATION OF FUTURE PERFORMANCE. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX.

                               GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/96 would have grown to $14,477 in the Fund, $11,919 in the Lehman Aggregate Bond Index or $17,140 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.

                                  TOP HOLDINGS
STOCKS:
* Cisco Systems, Inc.
* Intel Corp.
* Philip Morris Cos. Inc.
* Microsoft Corp.
* Johnson & Johnson

BONDS:
* Franchise Finance Corp., 7.875%, 11/30/05
* Ford Motor Credit Corp., 9.14%, 12/30/14
* EquiVantage 1996-3 A-3, 7.70%, 9/25/27
* GNMA 9.50%, 11/15/04
* ContiMortgage Home Equity Loan Trust
    1996-1 A7, 7.00%, 9/25/27

                          Total number of holdings: 96



SIT BALANCED FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996 (UNAUDITED)


 QUANTITY         NAME OF ISSUER            MARKET VALUE (1)

COMMON STOCKS (59.3%) (2)
  BUSINESS EQUIPMENT & SERVICES (3.3%)
           800 Ceridian Corp. (3)              $    32,400
      700  Danka Business Systems p.l.c,
           A.D.R.                                   24,763
    1,600  First Data Corp.                         58,400
      500  Paychex, Inc.                            25,719
                                               -----------
                                                   141,282
                                               -----------

CAPITAL GOODS (4.1%)
      800  General Electric Co.                     79,100
      500  Owens Corning (3)                        21,313
      800  Sundstrand Corp.                         34,000
      800  Tyco International Ltd.                  42,300
                                               -----------
                                                   176,713
                                               -----------

CONSUMER DURABLES (0.5%)
      500  Harley-Davidson, Inc.                    23,500
                                               -----------

CONSUMER NON-DURABLES (7.3%)
    1,300  Coca-Cola Co. (The)                      68,413
    1,000  Gillette Co. (The)                       77,750
      400  NIKE, Inc. Class B                       23,900
      800  Philip Morris Cos. Inc.                  90,800
      500  Proctor & Gamble Co. (The)               53,750
                                               -----------
                                                   314,613
                                               -----------

CONSUMER SERVICES (2.5%)
    2,500  CUC International, Inc. (3)              59,375
      900  Marriot International, Inc.              49,725
                                               -----------
                                                   109,100
                                               -----------

ENERGY (3.6%)
      900  Baker Hughes Inc.                        31,050
      511  British Petroleum p.l.c., A.D.R.         72,303
      500  Schlumberger Ltd.                        49,938
                                               -----------
                                                   153,291
                                               -----------

FINANCIAL (8.1%)
  BANKING (2.4%)
      500  Citicorp                                 51,500
    1,200  Norwest Corp.                            52,200
                                               -----------
                                                   103,700
                                               -----------

FINANCIAL SERVICES (1.5%)
      400  Federal Home Loan Mortgage Corp.         44,050
      300  Franklin Resources Inc.                  20,513
                                               -----------
                                                    64,563
                                               -----------

INSURANCE (4.2%)
      500  American International Group, Inc.       54,125
    1,500  EXEL Ltd.                                56,813
      700  Mercury General Corp.                    36,750
      400  MGIC Investment Corp.                    30,400
                                               -----------
                                                   178,088
                                               -----------

HEALTH CARE (10.5%)
BIOTECHNOLOGY/ PHARMACEUTICALS (5.7%)
    1,000  Amgen Inc. (3)                           54,375
      600  Astra AB, A.D.R. Class A                 29,400
      800  Medtronic, Inc.                          54,400
      900  Pfizer Inc.                              74,588
      500  Smithkline Beecham, p.l.c., A.D.R.       34,000
                                               -----------
                                                   246,763
                                               -----------

MEDICAL EQUIPMENT/ SUPPLIES (2.5%)
    1,600  Johnson & Johnson                        79,600
    1,000  Stryker Corp.                            29,875
                                               -----------
                                                   109,475
                                               -----------

MEDICAL FACILITIES MANAGEMENT (2.3%)
      600  HBO & Co.                                35,625
      700  HEALTHSOUTH Corp. (3)                    26,688
      600  Oxford Health Plans, Inc. (3)            35,138
                                               -----------
                                                    97,451
                                               -----------

MULTI-INDUSTRY (0.3%)
      500  Whitman Corp.                            11,438
                                               -----------

RAW MATERIALS (1.7%)
    1,000  Monsanto Co.                             38,875
      400  Potash Corp. of Saskatchewan,
           Inc.                                     34,000
                                               -----------
                                                    72,875
                                               -----------

RETAIL (3.3%)
    1,300  Federated Department Stores,
           Inc.(3)                                  44,363
      800  Gap, Inc.                                24,100
      700  Home Depot, Inc. (The)                   35,088
    1,000  Kohl's Corp. (3)                         39,250
                                               -----------
                                                   142,801
                                               -----------

TECHNOLOGY (13.3%)
   AEROSPACE/ DEFENSE (1.7%)
      700  Boeing Company (The)                     74,463
                                               -----------

COMPUTER RELATED (3.1%)
    1,700  Cisco Systems, Inc. (3)                 108,163
      500  Hewlett-Packard Co.                      25,125
                                               -----------
                                                   133,288
                                               -----------

COMPUTER SOFTWARE/ SERVICES (4.7%)
      500  Computer Associates International,
           Inc.                                     24,875
    1,000  Microsoft Corp. (3)                      82,625
    1,200  Oracle Corp. (3)                         50,100
      800  Parametric Technology Corp. (3)          41,100
                                               -----------
                                                   198,700
                                               -----------

SEMICONDUCTORS & RELATED (2.3%)
      700  Intel Corp.                              91,656
      200  Xilinx, Inc. (3)                          7,363
                                               -----------
                                                    99,019
                                               -----------

TELECOMMUNICATIONS EQUIPMENT (1.5%)
    1,400  AirTouch Communications, Inc. (3)   $    35,350
      400  U.S. Robotics Corp. (3)                  28,800
                                               -----------
                                                    64,150
                                               -----------

UTILITIES (0.8%)
    1,000  MCI Communications Corp.                 32,688
                                               -----------

Total common stocks (cost: $1,681,657)           2,547,961
                                               -----------

BONDS (35.6%)
   U.S. TREASURY (2.4%)
           U.S. Treasury Note:
   25,000  7.25%, 5/15/04                           26,305
   50,000  8.25%, 7/15/98                           51,774
   25,000  U.S. Treasury Coupon Strip,
              6.93% Effective Yield on
              Purchase Date, 11/15/04               15,193
   50,000  U.S. Treasury Principal Strip,
              7.14% EffectiveYield on
              Purchase Date, 2/15/19                11,080
                                               -----------
                                                   104,352
                                               -----------

ASSET-BACKED SECURITIES (8.6%)
  Advanta Mortgage Loan Trust:
   25,000  1995-3 A5, 7.37%, 2/25/27                24,770
   50,000  1996-1 A7, 7.07%, 3/25/27                48,301
   50,000  Cityscape Home Equity Loan Trust,
              1996-3 A8, 7.65%, 9/25/25             50,397
           ContiMortgage Home Equity Loan
              Trust:
   74,999  1996-1 A7, 7.00%, 3/15/27                72,875
   50,000  1996-3 A7, 8.04%, 9/15/27                51,808
   25,000  EQCC Home Equity Loan Trust,
              Series 1996-1, 6.93%, 3/15/27         24,172
   75,000  EquiVantage, 1996-3 A3, 7.70%,
              9/25/27                               76,632
   20,000  Green Tree Corp., Series 1995-5,
              7.25%, 9/15/25                        19,989
                                               -----------
                                                   368,944
                                               -----------

CLOSED-END FUNDS (1.7%)
      600  American Strategic Income Portfolio       6,450
    2,700  American Strategic Income
           Portfolio II                             29,363
    3,600  American Strategic Income
           Portfolio III                            38,700
                                               -----------
                                                    74,513
                                               -----------

CORPORATE BONDS (7.2%)
   70,000  Ford Motor Credit Corp.,
              9.14%, 12/30/14                       77,613
  100,000  Franchise Finance Corp.,
              7.875%, 11/30/05                     102,625
           Nationwide Health Properties:
   50,000  Series B, 7.23%, 11/08/06                49,375
   25,000  8.67%, 3/1/05                            26,875
   25,000  Security Capital Pacific Trust,
              7.55%, 8/1/08                         25,531
   25,000  Simon DeBartolo Group L.P.,
              6.875%, 11/15/06                      24,313
                                               -----------
                                                   306,332
                                               -----------

MORTGAGE PASS-THROUGH SECURITIES (14.0%)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.2%)
   49,818  9.00%, 1/1/17                            52,245
                                               -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.7%)
   47,126   9.00%,  6/15/11                         49,512
   34,726   9.00%, 12/15/18                         36,416
   48,988   9.00%, 10/15/19                         51,391
   50,387   9.25%,  9/15/01                         53,445
   55,087   9.50%,  1/15/04                         58,682
   69,953   9.50%, 11/15/04                         74,448
    6,321   9.75%,  2/20/01                          6,674
   27,864  10.00%,  9/15/99                         28,952
   22,521  11.25%, 10/15/00                         24,011
   21,725  11.25%, 10/15/11                         23,883
    8,156  11.75%,  3/15/00                          8,694
                                               -----------
                                                   416,108
                                               -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%)
   50,000  FNMA 1994-38 Pac, 6.65%,
              12/25/23                              48,192
           Vendee Mortgage Trust:
   12,473  1992-1 2B, 7.75%, 9/15/10                12,583
   25,000  1996-2 1D, 6.75%, 11/15/15               24,471
   50,000  1996-2 1E, 6.75%, 5/15/20                48,500
                                               -----------
                                                   133,746
                                               -----------

TRUST PREFERRED SECURITIES (1.7%)
    1,000  Allstate Financing I, 7.95%, 12/1/26     25,000
   25,000  Allstate Financing II, 7.83%, 12/1/45    24,625
   25,000  Chase Capital I, 7.67%,12/1/26           24,521
                                                    74,146
                                               -----------
Total bonds (cost: $1,518,946)                   1,530,386
                                               ===========

SHORT-TERM SECURITIES (4.8%)
  205,000  Sit Money Market Fund, 4.95% (6)        205,000
                                               -----------
  (cost: $205,000)

Total investments in securities
  (cost: $3,405,603) (7)                        $4,283,347
                                               ===========

                 See accompanying notes to portfolios of investments on page 31.






                 (This page has been left blank intentionally.)






SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)      Percentage figures indicate percentage of total net assets.

(3)      Presently non-income producing securities.

(4) Common stock sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors". This security has been determined liquid under the guidelines established by the Board of Directors.

(5) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at December 31, 1996, is $331,516 and $1,125,612 in the Developing Markets Growth and International Growth Funds, respectively, which represents 3.1% and 1.3% of the Fund's net assets, respectively. The following table summarizes the purchase date(s) and cost basis of these securities:

                                                                        Purchase
     Fund                               Security                          Date(s)         Shares/Par   Cost Basis
     ----                               --------                          -------         ----------   ----------
     Developing Markets Growth Fund     PT Modern Photo               4/3/95 - 5/8/96        37,000      $160,171
     Developing Markets Growth Fund     Pan Smak Pizza              12/22/95 - 8/19/96      141,000        87,065
     Developing Markets Growth Fund     PT Dynaplast                 1/17/96 - 1/19/96      272,000       115,953
     International Growth Fund          PT Modern Photo              3/17/93 - 1/25/96      170,000       635,467
     International Growth Fund          International UNP Holdings        1/26/94           909,113       625,059
     International Growth Fund          Concordia Paper, A.D.R.     3/30/95 - 10/10/95       84,200     1,087,175

(6) This security represents an investment in an affiliated party and comprises 1.2%, 0.8%, 0.2%, and 4.8% of the Small Cap Growth, International Growth, Mid Cap Growth and Balanced Fund's net assets, respectively. See note 3 to the accompanying financial statements.

(7) At December 31, 1996, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:


                                                         DEVELOPING        SMALL
                                                           MARKETS          CAP          INTERNATIONAL
                                                           GROWTH          GROWTH           GROWTH
                                                            FUND            FUND             FUND
                                                        ----------      -----------       -----------
Cost for federal income tax purposes                    $9,434,487      $48,659,160       $65,600,838
                                                        ==========      ===========       ===========
Unrealized appreciation (depreciation) on
investments:
   Gross unrealized appreciation                        $1,670,034      $14,323,813       $24,013,037
   Gross unrealized depreciation                          (355,560)      (4,299,871)       (2,957,108)
                                                        ----------      -----------       -----------
Net unrealized appreciation                             $1,314,474      $10,023,942       $21,055,929
                                                        ==========      ===========       ===========

                                                         MID CAP          LARGE CAP
                                                         GROWTH            GROWTH            BALANCED
                                                          FUND              FUND               FUND
                                                      ------------      -----------          --------
Cost for federal income tax purposes                  $245,129,334      $38,064,458         $3,405,603
                                                      ============      ===========         ==========

Unrealized appreciation (depreciation) on
     investments:
        Gross unrealized appreciation                 $140,427,708      $19,810,803          $890,419
        Gross unrealized depreciation                   (9,625,150)         (54,678)          (12,675)
                                                      ------------      -----------          --------
Net unrealized appreciation                           $130,802,558      $19,756,125          $877,744
                                                      ============      ===========          ========


SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES -- DECEMBER 31, 1996


                                          DEVELOPING           SMALL
                                            MARKETS             CAP         INTERNATIONAL
                                            GROWTH             GROWTH           GROWTH
                                             FUND               FUND              FUND
                                        --------------    --------------    --------------
ASSETS
Investments in securities, at
   identified cost                     $     9,434,487   $    48,659,160   $    65,600,838
                                       ===============   ===============   ===============
Investments in securities, at
   market value - see
   accompanying schedule for
   detail                              $    10,748,961   $    58,683,102   $    86,656,767
Cash in bank on demand deposit                      --                --                --
Other receivables:
   Dividends and accrued interest               52,167             3,054           267,667
   Fund shares sold                             37,220            56,916            52,662
   Investment securities sold                  106,736            32,109           665,275
   Foreign withholding taxes
   receivable                                   17,070                --            53,951
                                        --------------    --------------    --------------
           Total assets                     10,962,154        58,775,181        87,696,322
                                        --------------    --------------    --------------
LIABILITIES
Disbursements in excess
   of cash balances                                 56            22,254           198,199
Payables:
   Investment securities purchased             108,866           331,862                --
   Fund shares redeemed                             --           371,860                --
   Accrued investment management
     and advisory services fee                  17,032            73,243           109,996
   Foreign withholding taxes payable             7,100                --            22,225
   Other payables                                   --                --             4,895
   Other accrued expenses                           --                --                --
                                        --------------    --------------    --------------
   Total liabilities                           133,054           799,219           335,315
                                        --------------    --------------    --------------

Net assets applicable to
   outstanding capital stock           $    10,829,100   $    57,975,962   $    87,361,007
                                       ===============   ===============   ===============
Capital Stock:
   Par                                 $         0.001   $         0.001   $         0.001

   Authorized shares                    10,000,000,000    10,000,000,000    10,000,000,000
   Outstanding shares                          991,169         3,146,032         5,311,764
                                       ===============   ===============   ===============
Net asset value per share of
   outstanding capital stock           $         10.93   $         18.43   $         16.45
                                       ===============   ===============   ===============


                       (WIDE TABLE CONTINUED FROM ABOVE)


                                             MID CAP          LARGE CAP
                                             GROWTH            GROWTH          BALANCED
                                              FUND              FUND             FUND
                                       ---------------   ---------------   ---------------
ASSETS
Investments in securities, at
   identified cost                     $   245,129,334   $    38,064,458   $     3,405,603
                                       ===============   ===============   ===============
Investments in securities, at
   market value - see
   accompanying schedule for
   detail                              $   375,931,892   $    57,820,583   $     4,283,347
Cash in bank on demand deposit                      --                --             2,817
Other receivables:
   Dividends and accrued interest               89,444            57,135            19,767
   Fund shares sold                             43,199            39,856               674
   Investment securities sold                1,056,635                --                --
   Foreign withholding taxes
   receivable                                       --                --                --
                                        --------------    --------------    --------------
           Total assets                    377,121,170        57,917,574         4,306,605
                                        --------------    --------------    --------------
LIABILITIES
Disbursements in excess
   of cash balances                              2,618            12,176                --
Payables:
   Investment securities purchased              53,891           114,240             7,197
   Fund shares redeemed                      1,425,583            16,813               500
   Accrued investment management
     and advisory services fee                 322,749            49,476             3,704
   Foreign withholding taxes payable                --                --                --
   Other payables                                   --                --                --
   Other accrued expenses                           --                --                --
                                        --------------    --------------    --------------
   Total liabilities                         1,804,841           192,705            11,401
                                        --------------    --------------    --------------

Net assets applicable to
   outstanding capital stock           $   375,316,329   $    57,724,869   $     4,295,204
                                       ===============   ===============   ===============

Capital Stock:
   Par                                 $         0.001   $         0.001   $         0.001
   Authorized shares                    10,000,000,000    10,000,000,000    10,000,000,000
   Outstanding shares                       26,302,376         1,714,157           322,102
                                       ===============   ===============   ===============

Net asset value per share of
   outstanding capital stock           $         14.27   $         33.68   $         13.33
                                       ===============   ===============   ===============


                  See accompanying notes to financial statements on pages 36-46.



SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS -- SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

                                              DEVELOPING    SMALL                         MID           LARGE
                                               MARKETS       CAP      INTERNATIONAL       CAP            CAP
                                               GROWTH       GROWTH        GROWTH         GROWTH         GROWTH        BALANCED
                                                FUND         FUND          FUND           FUND           FUND           FUND
                                               -------      -------      ---------      ----------      ---------      -------
INVESTMENT INCOME:
  INCOME:
     Dividends *                             $  77,143    $  41,479    $   384,105    $    623,161    $   243,724    $  16,802
     Interest                                   20,064      164,666        103,192         673,080         95,445       56,001
                                               -------      -------      ---------      ----------      ---------      -------
        Total income                            97,207      206,145        487,297       1,296,241        339,169       72,803
                                               -------      -------      ---------      ----------      ---------      -------
EXPENSES (NOTE 3):
  Investment management and
     advisory services fee                      93,526      414,409        803,970       1,513,413        259,318       21,240
  Custodian, transfer agent
     and accounting services fees                   --           --             --         150,574          7,216           --
  Auditing and legal fees                           --           --             --          10,153         22,992           --
  Printing costs                                    --           --             --          15,124          2,213           --
  Postage                                           --           --             --           5,275            974           --
  Registration fees                                 --           --             --          25,827         11,422           --
  Directors' fees and expenses                      --           --             --           3,151          3,151           --
  Other                                             --           --             --           7,896          3,518           --
                                               -------      -------      ---------      ----------      ---------      -------
     Total expenses                             93,526      414,409        803,970       1,731,413        310,804       21,240
                                               -------      -------      ---------      ----------      ---------      -------
     Less fees and expenses absorbed
        by investment adviser                       --           --       (152,103)       (160,297)       (31,571)          --
                                               -------      -------      ---------      ----------      ---------      -------
     Total net expenses                         93,526      414,409        651,867       1,571,116        279,233       21,240
                                               -------      -------      ---------      ----------      ---------      -------
     Net investment income (loss)                3,681     (208,264)      (164,570)       (274,875)        59,936       51,563
                                               -------      -------      ---------      ----------      ---------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
     Net realized gain (loss) (note 2)        (104,792)     372,612        826,873      10,265,903      1,217,106       53,658
     Net change in unrealized appreciation
        (depreciation) on investments          100,561      158,950      2,481,291      20,414,271      4,193,883      244,928
     Realized gain (loss) on foreign
        currency transactions                   (5,986)          --        (63,362)             --             22            1
     Net change in unrealized appreciation
        (depreciation) on foreign currency
        transactions                              (533)          --         (5,167)             --            (27)          (2)
                                               -------      -------      ---------      ----------      ---------      -------
        Net gain on investments                (10,750)     531,562      3,239,635      30,680,178      5,410,984      298,585
                                               -------      -------      ---------      ----------      ---------      -------
Net increase (decrease) in net assets
  resulting from operations                  ($  7,069)   $ 323,298    $ 3,075,065    $ 30,405,299    $ 5,470,920    $ 350,148
                                             =========    =========    ===========    ============    ===========    =========



* Dividends are net of foreign withholding tax of $7,053 and $31,997 in the Developing Markets Growth Fund and International Growth Fund, respectively.

                  See accompanying notes to financial statements on pages 36-46.


SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS




                                                                        DEVELOPING MARKETS               SMALL CAP
                                                                            GROWTH FUND                 GROWTH FUND
                                                               -----------------------------   ---------------------------
                                                                 SIX MONTHS                     SIX MONTHS
                                                                    ENDED                          ENDED
                                                                 DECEMBER 31,    YEAR ENDED     DECEMBER 31,      YEAR ENDED
                                                                     1996           JUNE 30,       1996           JUNE 30,
                                                                 (UNAUDITED)         1996       (UNAUDITED)         1996
                                                               ------------    ------------    ------------    ------------
OPERATIONS:
   Net investment income (loss)                                $      3,681    $      3,567    ($   208,264)   ($   289,348)
   Net realized gain (loss) on investments                         (104,792)       (111,020)        372,612       2,792,536
   Net change in unrealized appreciation
    (depreciation) on investments                                   100,561       1,161,148         158,950       7,785,867
   Net realized gain (loss) on foreign currency transactions         (5,986)         (3,915)             --              --
   Net change in unrealized appreciation (depreciation) on
    foreign currency transactions                                      (533)           (253)             --              --
                                                               ------------    ------------    ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations                                                     (7,069)      1,049,527         323,298      10,289,055
                                                               ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 --            (413)             --              --
   Net realized gains on investments                                     --          (5,518)     (2,420,001)       (250,045)
                                                               ------------    ------------    ------------    ------------
    Total distributions                                                  --          (5,931)     (2,420,001)       (250,045)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                      4,298,072       4,847,931      27,236,566      35,164,082
   Reinvested distributions                                              --           5,758       2,376,323         246,163
   Payments for shares redeemed                                  (2,107,628)     (1,869,993)    (20,386,321)     (6,618,421)
                                                               ------------    ------------    ------------    ------------
   Increase (decrease) in net assets from
      capital share transactions                                  2,190,444       2,983,696       9,226,568      28,791,824
                                                               ------------    ------------    ------------    ------------
      Total increase in net assets                                2,183,375       4,027,292       7,129,865      38,830,834
NET ASSETS
   Beginning of period                                            8,645,725       4,618,433      50,846,097      12,015,263
                                                               ------------    ------------    ------------    ------------
   End of period                                               $ 10,829,100    $  8,645,725    $ 57,975,962    $ 50,846,097
                                                               ============    ============    ============    ============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $ 10,102,826    $  7,912,382    $ 47,909,244    $ 38,682,676
   Undistributed (distributions in excess of) net
    investment income                                                 3,681              --        (208,264)             --
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions                                          (591,082)       (480,304)        251,040       2,298,429
   Unrealized appreciation  on investments                        1,314,474       1,213,913      10,023,942       9,864,992
   Unrealized depreciation on foreign
    currency transactions                                              (799)           (266)             --              --
                                                               ------------    ------------    ------------    ------------

                                                               $ 10,829,100    $  8,645,725    $ 57,975,962    $ 50,846,097
                                                               ============    ============    ============    ============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                             396,721         486,886       1,465,814       2,120,150
   Reinvested distributions                                              --             630         130,948          15,578
   Redeemed                                                        (194,895)       (189,064)     (1,088,984)       (387,897)
                                                               ------------    ------------    ------------    ------------
   Net increase (decrease)                                          201,826         298,452         507,778       1,747,831
                                                               ============    ============    ============    ============


                       (WIDE TABLE CONTINUED FROM ABOVE)





                                                                        INTERNATIONAL                        MID CAP
                                                                         GROWTH FUND                       GROWTH FUND
                                                                -------------------------------   -----------------------------
                                                                   SIX MONTHS                       SIX MONTHS
                                                                    ENDED                              ENDED
                                                                  DECEMBER 31,    YEAR ENDED       DECEMBER 31,     YEAR ENDED
                                                                     1996           JUNE 30,           1996          JUNE 30,
                                                                  (UNAUDITED)         1996          (UNAUDITED)        1996
                                                                 ------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                                ($   164,570)   $     101,450    ($    274,875)   ($    831,547)
   Net realized gain (loss) on investments                          826,873        5,630,000       10,265,903       68,471,876
   Net change in unrealized appreciation                          2,481,291        1,920,031       20,414,271       34,843,137
    (depreciation) on investments
   Net realized gain (loss) on foreign currency transactions        (63,362)         (24,337)              --               --
   Net change in unrealized appreciation (depreciation) on
    foreign currency transactions                                    (5,167)         (13,980)              --               --
                                                               ------------    -------------    -------------    -------------
    Net increase (decrease) in net assets resulting from
      operations                                                  3,075,065        7,613,164       30,405,299      102,483,466
                                                               ------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (72,156)        (390,572)              --          (50,975)
   Net realized gains on investments                             (2,161,979)      (3,758,362)     (59,500,008)     (35,900,021)
                                                               ------------    -------------    -------------    -------------
    Total distributions                                          (2,234,135)      (4,148,934)     (59,500,008)     (35,950,996)
CAPITAL SHARE TRANSACTIONS:                                    ------------    -------------    -------------    -------------
   Proceeds from shares sold                                     22,308,186       29,862,086      123,262,638       94,477,676
   Reinvested distributions                                       2,103,428        3,946,122       56,947,602       34,550,208
   Payments for shares redeemed                                 (26,604,320)     (16,684,601)    (132,116,199)    (167,122,012)
                                                               ------------    -------------    -------------    -------------
   Increase (decrease) in net assets from
      capital share transactions                                 (2,192,706)      17,123,607       48,094,041      (38,094,128)
                                                               ------------    -------------    -------------    -------------
      Total increase in net assets                               (1,351,776)      20,587,837       18,999,332       28,438,342
NET ASSETS
   Beginning of period                                           88,712,783       68,124,946      356,316,997      327,878,655
                                                               ------------    -------------    -------------    -------------
   End of period                                               $ 87,361,007    $  88,712,783    $ 375,316,329    $ 356,316,997
                                                               ============    =============    =============    =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $ 65,855,633    $  68,048,339    $ 240,456,693    $ 192,362,652
   Undistributed (distributions in excess of) net
    investment income                                              (162,922)          73,804         (274,875)              --
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions                                           626,554        2,025,022        4,331,953       53,566,058
   Unrealized appreciation  on investments                       21,055,929       18,574,638      130,802,558      110,388,287
   Unrealized depreciation on foreign
    currency transactions                                           (14,187)          (9,020)              --               --
                                                               ------------    -------------    -------------    -------------
                                                               $ 87,361,007    $  88,712,783    $ 375,316,329    $ 356,316,997
CAPITAL TRANSACTIONS IN SHARES:                                ============    =============    =============    =============
   Sold                                                           1,387,074        1,891,318        7,893,422        6,311,934
   Reinvested distributions                                         130,810          265,196        3,987,927        2,607,555
   Redeemed                                                      (1,650,585)      (1,047,893)      (8,444,767)     (11,272,708)
                                                               ------------    -------------    -------------    -------------
   Net increase (decrease)                                         (132,701)       1,108,621        3,436,582       (2,353,219)
                                                               ============    =============    =============    =============









                       [WIDE TABLE CONTINUED FROM ABOVE]


                                                                        LARGE CAP                        BALANCED
                                                                       GROWTH FUND                         FUND
                                                              ----------------------------   -----------------------------
                                                                SIX MONTHS                     SIX MONTHS
                                                                   ENDED                          ENDED
                                                                DECEMBER 31,     YEAR ENDED     DECEMBER 31,    YEAR ENDED
                                                                   1996            JUNE 30,        1996           JUNE 30,
                                                                 (UNAUDITED)         1996        (UNAUDITED)        1996
                                                              ------------    ------------    -----------    -----------
OPERATIONS:
   Net investment income (loss)                                $     59,936    $     68,160    $    51,563    $    91,159
   Net realized gain (loss) on investments                        1,217,106       5,081,899         53,658         76,955
   Net change in unrealized appreciation
    (depreciation) on investments                                 4,193,883       5,103,022        244,928        358,571
   Net realized gain (loss) on foreign currency transactions             22              (1)             1             --
   Net change in unrealized appreciation (depreciation) on
    foreign currency transactions                                       (27)             (4)            (2)            --
                                                               ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets resulting from
      operations                                                   5,470,920      10,253,076        350,148        526,685
                                                                ------------    ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (47,000)        (68,302)       (75,900)       (80,680)
   Net realized gains on investments                              (3,850,001)     (3,279,734)       (23,900)            --
                                                                ------------    ------------    -----------    -----------
    Total distributions                                           (3,897,001)     (3,348,036)       (99,800)       (80,680)
CAPITAL SHARE TRANSACTIONS:                                     ------------    ------------    -----------    -----------
   Proceeds from shares sold                                       8,237,929       8,919,140        211,434      1,430,436
   Reinvested distributions                                        3,795,621       3,266,526         99,755         78,415
   Payments for shares redeemed                                   (8,899,127)    (11,285,026)      (328,195)      (337,378)
                                                                ------------    ------------    -----------    -----------
   Increase (decrease) in net assets from
      capital share transactions                                   3,134,423         900,640        (17,006)     1,171,473
                                                                ------------    ------------    -----------    -----------
      Total increase in net assets                                 4,708,342       7,805,680        233,342      1,617,478
NET ASSETS
   Beginning of period                                             53,016,527      45,210,847      4,061,862      2,444,384
                                                                 ------------    ------------    -----------    -----------
   End of period                                                 $ 57,724,869    $ 53,016,527    $ 4,295,204    $ 4,061,862
                                                                 ============    ============    ===========    ===========
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                       $ 37,409,121    $ 34,274,698    $ 3,376,782    $ 3,393,788
   Undistributed (distributions in excess of) net
    investment income                                                  43,115          30,175          2,840         27,177
   Accumulated net realized gain (loss) from
    security transactions and foreign
    currency transactions                                             516,543       3,149,416         37,840          8,081
   Unrealized appreciation  on investments                         19,756,121      15,562,242        877,744        632,816
   Unrealized depreciation on foreign
    currency transactions                                                 (31)             (4)            (2)            --
                                                                 ------------    ------------    -----------    -----------
                                                                 $ 57,724,869    $ 53,016,527    $ 4,295,204    $ 4,061,862
CAPITAL TRANSACTIONS IN SHARES:                                  ============    ============    ===========    ===========
   Sold                                                               236,708         290,926         16,254        122,024
   Reinvested distributions                                           114,020         112,216          7,715          6,742
   Redeemed                                                          (255,181)       (377,404)       (25,021)       (27,962
                                                                 ------------    ------------    -----------    -----------
   Net increase (decrease)                                             95,547          25,738         (1,052)       100,804
                                                                 ============    ============    ===========    ===========




         See accompanying notes to financial statements on pages 36-46.





SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund and Sit Balanced Fund are series funds of Sit Mutual Funds, Inc.

         On November 1, 1996, the Sit Growth Fund and Sit Growth & Income Fund changed their names to Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, respectively.

         This report covers the equity funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


         FUND                              INVESTMENT OBJECTIVE

         Developing Markets Growth         Maximize long-term capital appreciation.

         Small Cap Growth                  Maximize long-term capital appreciation.

         International Growth              Maximize long-term capital appreciation.

         Mid Cap Growth                    Maximize long-term capital appreciation.

         Large Cap Growth                  Maximize long-term capital appreciation and, secondarily, current income.

         Balanced                          Long-term capital appreciation consistent with the preservation of principal and to provide regular income.

         Significant accounting policies followed by the Funds are summarized below:


         INVESTMENTS IN SECURITIES

         Investments in securities traded on national or international securities exchanges or on the NASDAQ National Market System are valued at the last quoted sales price prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last bid price; foreign securities that are purchased in the form of American Depository Receipts (ADRs) are valued in United States dollars at the latest quoted price on the national securities exchange on which the ADR is traded. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Securities maturing more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

         Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

         ILLIQUID SECURITIES

         Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 1996, the Developing Markets Growth Fund and International Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at December 31, 1996 was $331,516 and $1,125,612, representing 3.1% and 1.3% of the Funds' net assets, respectively. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

         FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

         The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

         The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

         At December 31, 1996 the Developing Markets Growth Fund and International Growth Fund had entered into foreign currency exchange contracts in the course of completing ordinary equity transactions that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

         Developing Markets Growth Fund:

                               Currency to be       Currency to be   Unrealized
         Exchange date            delivered             received    depreciation
         -------------            ---------             --------    ------------
         January 2, 1997        252,004,465              106,533       $ (155)
                          Indonesian Rupiah          U.S. Dollar
         January 8, 1997             66,242              167,293          (27)
                                U.S. Dollar    Malaysian Ringgit
         January 9, 1997             42,403              107,156          (17)
                               U.S. Dollar     Malaysian Ringgi         ------
                                                                       $ (199)

         International Growth Fund:

                             Currency to be        Currency to be   Unrealized
         Exchange date          delivered              received    depreciation
         -------------          ---------              --------    ------------
         January 6, 1997          412,984             1,088,832     $ (3,954)
                              U.S. Dollar      Peruvian New Sol
         January 7, 1997          247,504            28,759,946         (941)
                              U.S. Dollar          Japanese Yen       -------
                                                                    $ (4,895)

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the fund.

         For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryforward of $480,304 at June 30, 1996 which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         CONCENTRATION OF INVESTMENTS

         The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1996, were as follows:
                                                Purchases              Proceeds
                                                ---------              --------
         Developing Markets Growth Fund        $3,722,632             $2,018,026
         Small Cap Growth Fund                 18,372,486             15,046,042
         International Growth Fund             11,741,372             13,834,044
         Mid Cap Growth Fund                   61,743,816             68,019,171
         Large Cap Growth Fund                  9,605,442              8,939,610
         Balanced Fund                          1,515,280              1,678,116

NOTE 3 - EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                             Contractual       Net of Adviser's
                                           Management Fee   Voluntary Fee Waiver
                                           --------------   --------------------
         Developing Markets Growth Fund         2.00%               2.00%
         Small Cap Growth Fund                  1.50%               1.50%
         International Growth Fund              1.85%               1.50%
         Mid Cap Growth Fund                    1.25%               1.00%
         Large Cap Growth Fund                  1.00%               1.00%
         Balanced Fund                          1.00%               1.00%

         SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

         For the period November 1, 1996, through June 30, 1998 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. After June 30, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period January 1, 1994 through December 31, 1997, the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. After December 31, 1997, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         Prior to November 1, 1996, the Mid Cap Growth and Large Cap Growth Funds bore certain other expenses including outside directors' fees, custodian and transfer agent fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses. SIA was obligated to pay all expenses (excluding stock transfer taxes, interest, and brokerage commissions) in any fiscal year which exceeded the following limitations:

                                    First $30 million         Over $30 million
                                    -----------------         ----------------
         Mid Cap Growth Fund              1.50%                     1.00%
         Large Cap Growth Fund            1.50%                     1.00%

         Under the agreements, SIA directly incurred and paid the above expenses relating to the Mid Cap Growth and Large Cap Growth Funds and the Funds in turn reimbursed SIA to the extent of the lower of the actual expenses (including the investment management and advisory services fee) or the expense limitation.

         During the period ended December 31, 1996, for the International Growth, Mid Cap Growth and Large Cap Growth Funds, SIA voluntarily absorbed an additional $152,103, $160,297, and $31,571, respectively, in expenses that were otherwise payable by the Funds.

         As of December 31, 1996, the Small Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, and Balanced Fund had invested $710,000, $710,000, $710,000, and $205,000, respectively, in the Sit
         Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

         INVESTMENT SUB-ADVISER

         SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management services for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of 0.75% on the first $100 million of each Fund's average daily net assets, 1/12 of 0.50% on the next $100 million of average daily net assets and 1/12 of 0.40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $314,982, were paid or payable to SKI for the six months ended December 31, 1996.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1996:
                                                                  % Shares
                                                   Shares        Outstanding
                                                   ------        -----------
         Developing Markets Growth Fund           322,413           32.53%
         Small Cap Growth Fund                  1,011,885           32.16
         International Growth Fund                972,262           18.30
         Mid Cap Growth Fund                    2,843,280           10.81
         Large Cap Growth Fund                    362,101           21.12
         Balanced Fund                            120,263           37.34


         Legal fees were paid by Mid Cap Growth and Large Cap Growth Funds to a law firm of which the Funds' secretary is a partner. The total legal fees paid by these Funds for the period July 1 to October 31, 1997 were $3,419.

NOTE 4 - FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:



SIT DEVELOPING MARKETS GROWTH FUND
FINANCIAL HIGHLIGHTS



                                                                Six Months
                                                                   Ended
                                                               December 31,          Years Ended June 30,
                                                                   1996              --------------------
                                                                (Unaudited)         1996             1995
                                                                -----------         ----             ----
NET ASSET VALUE:
   Beginning of period                                            $10.95            $9.41           $10.00
----------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)                                    ----              ----            ----
   Net realized and unrealized gains
     (losses) on investments                                        (.02)            1.55             (.54)
-----------------------------------------------------------------------------------------------------------
Total from operations                                               (.02)            1.55             (.54)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                              ----             (.01)            (.05)
----------------------------------------------------------------------------------------------------------
Total distributions                                                 ----             (.01)            (.05)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                                  $10.93           $10.95            $9.41
-----------------------------------------------------------------------------------------------------------
Total investment return (1)                                        (0.18%)          16.51%           (5.44%)
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                      $10,829           $8,646           $4,618

RATIOS:
   Expenses to average daily net assets                             2.00%(2)         2.00%            2.00%
   Net investment income to average daily net assets                0.08%(2)         0.06%            0.03%
   Average brokerage commisison rate (3)                         $0.0040              n/a              n/a
Portfolio turnover rate (excluding short-term securities)          27.46%           46.22%           56.35%

--------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

(3) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.



SIT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS




                                                                Six Months
                                                                   Ended
                                                               December 31,         Years Ended June 30,
                                                                   1996             --------------------
                                                                (Unaudited)         1996             1995
                                                                -----------         ----             ----

NET ASSET VALUE:
   Beginning of period                                            $19.27           $13.49           $10.00
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                              (.07)            (.11)            (.02)
   Net realized and unrealized gains
     on investments                                                  .04             6.03             3.56
----------------------------------------------------------------------------------------------------------
Total from operations                                               (.03)            5.92             3.54
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From realized gains                                              (.81)            (.14)            (.05)
-----------------------------------------------------------------------------------------------------------
Total distributions                                                 (.81)            (.14)            (.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                                  $18.43           $19.27           $13.49
-----------------------------------------------------------------------------------------------------------
Total investment return (1)                                        (0.12%)          44.13%           35.59%
-----------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                      $57,976          $50,846          $12,015

RATIOS:
   Expenses to average daily net assets                             1.50% (2)        1.50%            1.50%
   Net investment income (loss) to average daily net assets        (0.75%)(2)       (0.91%)          (0.30%)
   Average brokerage commission rate(3)                          $0.0480              n/a               n/a
Portfolio turnover rate (excluding short-term securities)          30.68%           69.92%           49.39%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

(3) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.



SIT INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS





                                                  Six Months                                            Period from
                                                    Ended                                               November 1,
                                                 December 31,          Years Ended June 30,             1991(1) to
                                                    1996       -------------------------------------      June 30,
                                                 (Unaudited)    1996       1995      1994      1993        1992
                                                ---------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                             $16.29      $15.71     $14.87    $11.99     $10.70     $10.00
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                      (.03)        .02        .09      (.04)      (.03)       .03
   Net realized and unrealized gains
     on investments                                   .62        1.50       1.06      3.08       1.35        .67
----------------------------------------------------------------------------------------------------------------
Total from operations                                 .59        1.52       1.15      3.04       1.32        .70
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (.01)       (.09)      (.04)     (.10)      (.03)     ----
   From realized gains                               (.42)       (.85)      (.27)     (.06)      ----      ----
----------------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)       (.94)      (.31)     (.16)      (.03)     ----
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                   $16.45      $16.29     $15.71    $14.87     $11.99     $10.70
----------------------------------------------------------------------------------------------------------------
Total investment return (2)                          3.68%      10.21%      7.86%    25.26%     12.37%      7.00%
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $87,361     $88,712    $68,125   $63,699    $34,549    $24,631

RATIOS:
   Expenses to average daily net assets              1.50% (3)   1.50%(3)   1.50%(3)  1.65%(3)   1.85%      1.85%(4)
   Net investment income (loss) to average
    daily net assets                                (0.38%)(3)   0.13%(3)   0.62%(3) (0.16%)(3) (0.29%)     0.67%(4)
   Average brokerage commission rate (5)          $0.0020         n/a        n/a       n/a        n/a        n/a
Portfolio turnover rate (excluding
 short-term securities)                             14.27%      38.55%     40.42%    42.48%     52.50%     18.62%

-----------

(1) Period from November 1, 1991 (commencement of operations), to June 30, 1992.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3) Percentages for the period ended December 31, 1996, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1996, and years ended June 30, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $152,103, $269,556, $228,795, and $111,320, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1996, and 1.85% for the years ended June 30, 1996, 1995 and 1994, and the ratio of net investment income (loss) to average daily net assets would have been (0.73%), (0.22%), 0.27%, and (0.36%), respectively.
(4) Adjusted to an annual rate.
(5) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.



SIT MID CAP GROWTH FUND
FINANCIAL HIGHLIGHTS





                                                 Six Months
                                                   Ended
                                                December 31,                  Years Ended June 30,
                                                    1996        -------------------------------------------------
                                                 (Unaudited)    1996       1995       1994     1993        1992
                                                -----------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                             $15.58      $13.00     $11.08    $11.91     $10.52       $9.35
-----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                      (.01)       (.04)     ----       (.01)       .03         .04
   Net realized and unrealized gains
     (losses) on investments                         1.32        4.07       2.96      (.51)      1.43        1.22
-----------------------------------------------------------------------------------------------------------------
Total from operations                                1.31        4.03       2.96      (.52)      1.46        1.26
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        ----       ----       ----       (.02)      (.05)       (.06)
   From realized gains                              (2.62)      (1.45)     (1.04)     (.29)      (.02)       (.03)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.62)      (1.45)     (1.04)     (.31)      (.07)       (.09)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                   $14.27      $15.58     $13.00    $11.08     $11.91      $10.52
-----------------------------------------------------------------------------------------------------------------
Total investment return (1)                          8.41%      33.00%     28.44%    (4.62%)    13.88%      13.34%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $375,316    $356,317   $327,879  $285,175   $341,702    $241,831

RATIOS:
   Expenses to average daily net assets              0.85%(2)    0.77%      0.83%     0.82%      0.80%       0.83%
   Net investment income (loss) to
    average daily net assets                        (0.15%)(2)  (0.23%)     0.02%    (0.08%)     0.35%       0.52%
   Average brokerage commission rate(3)           $0.0510         n/a        n/a       n/a         n/a        n/a
Portfolio turnover rate (excluding
 short-term securities)                             20.85%      50.38%     75.40%    46.71%     45.18%      24.74%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Adjusted to an annual rate.

(3) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.



SIT LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS



                                                 Six Months
                                                   Ended
                                                December 31,               Years Ended June 30,
                                                    1996      -------------------------------------------------
                                                (Unaudited)   1996       1995      1994      1993        1992
                                                ------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                            $32.75       $28.38     $23.89    $25.61     $24.22      $21.89
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                             .02          .04        .11       .23        .33         .38
   Net realized and unrealized gains
     (losses) on investments                        3.34         6.61       5.88      (.33)      1.94        2.91
------------------------------------------------------------------------------------------------------------------
Total from operations                               3.36         6.65       5.99      (.10)      2.27        3.29
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                       (.01)        (.04)      (.09)     (.23)      (.34)       (.43)
   From realized gains                             (2.42)       (2.24)     (1.41)    (1.39)      (.54)       (.53)
------------------------------------------------------------------------------------------------------------------
Total distributions                                (2.43)       (2.28)     (1.50)    (1.62)      (.88)       (.96)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                  $33.68       $32.75     $28.38    $23.89     $25.61      $24.22
------------------------------------------------------------------------------------------------------------------
Total investment return (1)                        10.37%       24.48%     26.33%    (0.58%)     9.52%      15.22%
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)      $57,725      $53,017    $45,211   $34,612    $37,602     $32,040

RATIOS:
   Expenses to average daily net assets             1.00%(2)     1.00%(2)   1.00%(2)  1.10%(2)   1.42%       1.50%
   Net investment income to average
    daily net assets                                0.21%(2)     0.14%(2)   0.42%(2)  0.89%(2)   1.31%       1.92%
   Average brokerage commission rate(3)          $0.0570          n/a        n/a       n/a        n/a         n/a
Portfolio turnover rate (excluding
 short-term securities)                            17.21%       49.99%     67.14%    73.62%     47.82%      73.40%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1996, are adjusted to an annual rate. During the period ended December 31, 1996, and years ended June 30, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $31,571, $110,099, $132,305, and $112,191, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.11% for the period ended December 31, 1996, and 1.23%, 1.35% and 1.40% for the years ended June 30, 1996, 1995 and 1994, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.10%, (.09%), 0.07%, and 0.59%, respectively.

(3) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.



SIT BALANCED FUND
FINANCIAL HIGHLIGHTS


                                                      Six Months                                      Period from
                                                         Ended                                        December 31,
                                                      December 31,        Years Ended June 30,        1993 (1) to
                                                         1996            ---------------------          June 30,
                                                      (Unaudited)        1996             1995           1994(1)
                                                      ---------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                  $12.57          $10.99            $9.48         $10.00
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                   .23             .30              .28            .13
   Net realized and unrealized gains
     (losses) on investments                               .83            1.57             1.50           (.59)
---------------------------------------------------------------------------------------------------------------
Total from operations                                     1.06            1.87             1.78           (.46)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             (.23)           (.29)            (.27)          (.06)
   From realized gains                                    (.07)           ----             ----           ----
---------------------------------------------------------------------------------------------------------------
Total distributions                                       (.30)           (.29)            (.27)          (.06)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                        $13.33          $12.57           $10.99          $9.48
---------------------------------------------------------------------------------------------------------------
Total investment return(2)                                8.57%          17.26%           19.16%         (4.56%)
---------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)             $4,295          $4,062           $2,444         $1,296

RATIOS:
   Expenses to average daily net assets                   1.00 (3)        1.00%            1.00%          1.00%(3)
   Net investment income to average daily net assets      2.43%(3)        2.61%            2.97%          2.87%(3)
   Average brokerage commission rate(4)                $0.0560             n/a              n/a            n/a
Portfolio turnover rate (excluding short-term
 securities)                                             38.16%         101.37%           50.61%         52.53%

----------

(1)  Period from December 31, 1993 (commencement of operations), to June 30,
     1994.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Adjusted to an annual rate.

(4) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. This rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.







                 (This page has been left blank intentionally.)




[LOGO]


Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      William E. Frenzel
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips

Director Emeritus:
                      Melvin C. Bahle

Officers:
                      Eugene C. Sit, CFA           Chairman
                      Peter L. Mitchelson, CFA     Vice Chairman
                      Mary K. Stern                President
                      Erik S. Anderson, CFA        Vice President - Investments
                      Ronald D. Sit, CFA           Vice President - Investments
                      Paul E. Rasmussen            Vice President & Treasurer
                      Michael P. Eckert            Vice President
                      Michael J. Radmer            Secretary
                      Parnell M. Kingsley          Assistant Secretary
                      Carla J. Rose                Assistant Secretary
                      Debra A. Sit, CFA            Assistant Treasurer



SEMI-ANNUAL REPORT
STOCK FUNDS
DECEMBER 31, 1996


INVESTMENT ADVISOR

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LaSALLE STREET
CHICAGO, IL 60675


TRANSFER AGENT AND DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 9763
PROVIDENCE, RI 02940-9763


AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402


LEGAL COUNCEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402


INVESTMENT SUB-ADVISER
(DEVELOPING MARKETS GROWTH FUND AND
INTERNATIONAL GROWTH FUND)
SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580





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